UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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DNB Financial Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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4 Brandywine Avenue
Downingtown, Pennsylvania 19335-0904
610-269-1040

NOTICE OF ANNUAL MEETING
To Be Held on April 25, 2012

TO THE SHAREHOLDERS:

        NOTICE IS HEREBY GIVEN that the 2012 Annual Meeting of the Shareholders of DNB Financial Corporation, will be held on Wednesday, April 25, 2012, 10:00 a.m. prevailing time, at the Downingtown Country Club, located at 85 Country Club Drive, Downingtown, PA 19335 for the following purposes:

  (1)
  To elect two directors to serve for three years or until their successors have been elected and qualified; and

  (2)
  To act upon a proposal to amend and restate the Corporation's Amended and Restated 1995 Stock Option Plan to increase the number of shares for which options may be granted thereunder, as well as other modifications, as described in the accompanying statement; and

  (3)
  To ratify the appointment of ParenteBeard LLC as the registered public accounting firm for the fiscal year ending December 31, 2012; and

  (4)
  To transact such other business as may properly come before the Annual Meeting and any adjournment thereof. Except with respect to procedural matters incident to the conduct of the meeting, the Board of Directors is not aware of any other business which may come before the meeting.

        Shareholders of record at the close of business on February 29, 2012 are entitled to notice of and to vote at the annual meeting.

BY ORDER OF THE BOARD OF DIRECTORS,

Gerald F. Sopp, Secretary

Downingtown, Pennsylvania
March 25, 2012

        Your vote is very important.    Please complete, sign, date and return the enclosed proxy card and mail it promptly in the enclosed postage-paid return envelope, even if you plan to attend the Annual Meeting. You may also vote by telephone or electronically via the Internet. If you wish to do so, your proxy may be revoked at any time before voting occurs.

DNB FINANCIAL CORPORATION
PROXY STATEMENT
2012 ANNUAL MEETING OF SHAREHOLDERS

        The enclosed proxy is solicited on behalf of the Board of Directors of DNB Financial Corporation, a Pennsylvania corporation, also called DNB, the Company or the Corporation, for use at our 2012 annual meeting to be held on Wednesday, April 25, 2012, and at any adjournment or postponement thereof, referred to in this proxy statement as the annual meeting. The annual meeting will be held on Wednesday, April 25, 2012, 10:00 a.m. prevailing time, at the Downingtown Country Club, located at 85 Country Club Drive, Downingtown, PA 19335.

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Why am I receiving these proxy materials?

        We sent you this proxy statement and the accompanying proxy card because the Board of Directors of DNB Financial Corporation is soliciting your proxy to vote at the annual meeting. You are invited to attend the annual meeting to vote on the proposals described in this proxy statement. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign, and return the accompanying proxy card. You may also vote by telephone or electronically via the Internet.

        We mailed this proxy statement, the accompanying proxy card, our 10-K and our Annual Report for the fiscal year ended December 31, 2011, on or about March 25, 2012, to all shareholders of record entitled to vote at the annual meeting.

Who is entitled to vote at the Annual Meeting?

        To be able to vote, you must have been a shareholder on February 29, 2012, the record date on which we determined shareholders entitled to notice of, and to vote at, the annual meeting (the "Record Date").

        Shareholder of Record: Shares Registered in Your Name.    If at the close of business on the Record Date, your shares were registered directly in your name with our transfer agent, Registrar and Transfer Company, then you are a shareholder of record. As a shareholder of record, you may vote in person at the meeting or vote by proxy. Whether or not you plan to attend the meeting, we urge you to complete and return the accompanying proxy card or you may also vote by telephone or electronically via the Internet to ensure your vote is counted.

        Beneficial Owner: Shares Registered in the Name of a Broker, Bank, or Other Agent.    If, at the close of business on the Record Date, your shares were not issued directly in your name, but rather were held in an account at a brokerage firm, bank, or other agent, you are the beneficial owner of shares held in "street name" and these proxy materials are being forwarded to you by your broker, bank, or other agent. The broker, bank, or other agent holding your shares in that account is considered to be the shareholder of record for purposes of voting at the annual meeting.

        As a beneficial owner, you have the right to direct your broker, bank, or other agent on how to vote the shares in your account. You are also invited to attend the annual meeting. However, since you are not the shareholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy issued in your name from your broker, bank or other agent.

What am I being asked to vote on?

        There are three matters scheduled for a vote at the annual meeting:

  1.
  The election of two Class "B" members of the Board of Directors to hold office until our 2015 annual meeting

  2.
  The approval of Amendments to the 1995 Stock Option Plan

  3.
  The ratification of the selection by the Audit Committee of ParenteBeard LLC as the independent registered public accounting firm for the fiscal year ending December 31, 2012

How many votes do I have?

        Each holder of common stock is entitled to one vote per share held. There is no cumulative voting for the election of the directors. Each share of Common Stock is entitled to cast only 1 vote for each nominee. For example, if a shareholder owns 10 shares of Common Stock and nominations have been made for two director positions, he or she may cast up to 10 votes for each of the two positions to be elected. As of the Record Date, a total of 2,702,205 votes may be cast on each matter at the annual meeting.

What is a quorum?

        For a proposal to be considered at the annual meeting, a quorum must be present. The presence, in person or by proxy, of shareholders entitled to cast at least a majority of the votes which all shareholders are entitled to cast on the particular matter will constitute a quorum for purposes of considering such matter. The shareholders present, in person or by proxy, at a duly organized meeting can continue to do business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum. At the close of business on the Record Date, there were 2,702,205 shares outstanding and entitled to vote.

        Abstentions and "broker non-votes" (that is, shares held by a broker or nominee that are represented at the meeting, but with respect to which such broker or nominee is not instructed to vote on a particular proposal and does not have discretionary voting power) will be counted for the purpose of determining whether a quorum is present.

        Your shares will be counted toward the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank, or other agent) or if you vote in person at the meeting. If there is no quorum, the chairperson of the meeting, or a majority of the votes present at the meeting, may adjourn the meeting to another date. A meeting called for the election of directors may be adjourned for periods of not more than 15 days as a majority of shareholders present in person or by proxy may decide. If a meeting to elect directors is adjourned twice, those who attend the second adjourned meeting will be a quorum for the purpose of electing directors, even though they are less than a normal quorum.

        At any adjourned meeting at which a quorum is present in person or by proxy, any business may be transacted which might have been transacted at the original meeting if a quorum had been present.

What vote is required for each item?

  •
  For the election of directors, the candidates receiving the highest number of "For" votes, in person or by proxy, up to the number of directors to be elected, shall be elected.

  •
  To be approved, the amendments to the 1995 Stock Option Plan must receive a "For" vote from a majority of the votes cast in person or by proxy by all shareholders entitled to vote on that matter.

  •
  To be approved, the ratification of the selection of ParenteBeard LLC as the independent registered public accounting firm for the fiscal year ending December 31, 2012 must receive a "For" vote from a majority of the votes cast in person or by proxy by all shareholders entitled to vote on that matter.

How do I vote?

        For the election of directors, you may either vote "For" each of the two nominees or you may "Withhold" your vote for any nominee you specify. For any other matter to be voted on, you may vote "For" or "Against" or abstain from voting. The procedures for voting are as follows.

        Shareholder of Record: Shares Registered in Your Name.    If you are a shareholder of record, you may vote in person at the annual meeting. Alternatively, you may vote by proxy by using the accompanying proxy card. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the meeting and vote in person if you have already voted by proxy.

        To vote in person, come to the annual meeting and we will give you a ballot when you arrive.

        To vote by proxy, simply complete, sign, and date the accompanying proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the annual meeting, we will vote your shares as you direct. You may also vote by calling 1-866-273-7485 using a touch-tone phone or you may also vote electronically via the Internet by going to http://www.rtcoproxy.com/dnbf where you can vote after you enter your Control Number which can be found on your proxy card. You can vote by telephone or via the Internet anytime prior to 3 a.m., April 25, 2012. On-line Annual Meeting Materials can be found at http://www.cfpproxy.com/4405.

        Beneficial Owner: Shares Registered in the Name of Broker, Bank, or Other Agent.    If your shares are held in "street name," that is, your shares are held in the name of a brokerage firm, bank, or other nominee, in lieu of a proxy card you should receive a voting instruction form from that institution by mail. Simply complete and mail the voting instruction card to ensure that your vote is counted. The voting instruction form should indicate whether the institution has a process for beneficial holders to vote over the Internet or by telephone. A large number of banks and brokerage firms participate in the Broadridge Financial Solutions, Inc. online program, which provides eligible shareholders the opportunity to vote over the Internet or by telephone (see www.broadridge.com.) The Internet and telephone voting facilities will close at 11:59 p.m.. Eastern Time, April 24th, 2012.

        If your voting instruction form does not reference Internet or telephone information, please complete and return the paper voting instruction form in the postage-paid envelope provided. Shareholders who vote over the Internet or by telephone need not return a proxy card or voting instruction form by mail, but may incur costs, such as usage charges, from telephone companies or Internet service providers.

        If you are a registered holder, you may also vote your shares in person at the annual meeting. If your shares are held in street name and you wish to vote in person at the meeting, you must obtain a proxy issued in your name from the record holder (for example, your broker) and bring it with you to the annual meeting. We recommend that you vote your shares in advance as described above so that your vote will be counted if you later decide not to attend the annual meeting.

What if I return a proxy card but do not make specific choices?

        If you return a signed and dated proxy card without marking any voting selections, your shares will be voted "For" the election of the two nominees for director in Class "B, "For" the Amendments to the 1995 Stock Option Plan and "For" the ratification of the selection of ParenteBeard LLC as the independent registered public accounting firm for the fiscal year ending December 31, 2012. If any other matter is properly presented at the meeting, then one of the individuals named on your proxy card as your proxy will vote your shares using his or her best judgment.

What if I receive more than one proxy card or voting instruction form?

        If you receive more than one proxy card or voting instruction form because your shares are held in multiple accounts or registered in different names or addresses, please be sure to complete, sign, date, and return each proxy card or voting instruction form to ensure that all of your shares will be voted. Only proxy cards and voting instruction forms that have been signed, dated, and timely returned will be counted in the quorum and voted.

Who will count the votes and how will my vote(s) be counted?

        Votes will be counted by the judge of elections appointed for the annual meeting. The judge of elections will separately count "For" and "Withhold" for the election of each director. The judge of election will also count "For" and "Against" votes for any proposals other than the election of directors. The judge of elections will also count any abstentions, and broker non-votes on each matter. A "broker non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that proposal and has not received instructions with respect to that proposal from the beneficial owner. Abstentions and broker non-votes will have no effect on the outcome of the election of a director or any other proposal.

        If your shares are held by your broker, bank, or other agent as your nominee (that is, in "street name"), you will need to obtain a voting instruction form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker, bank, or other agent to vote your shares. If you do not give instructions, your broker, bank, or other agent may vote your shares with respect to "discretionary" items, but not with respect to "non-discretionary" items. Discretionary items are proposals considered routine under the rules of the NASDAQ Capital Market, such as the vote for our independent registered public accounting firm.

Can I change my vote after I have voted?

        Yes. You can revoke your proxy at any time before the applicable vote at the meeting. If you are the record holder of your shares, you may revoke your proxy in any one of three ways:

  1.
  You may submit another properly completed proxy with a later date.

  2.
  You may send a written notice that you are revoking your proxy to our Corporate Secretary at 4 Brandywine Avenue, Downingtown, Pennsylvania 19335.

  3.
  You may attend the annual meeting and vote in person (however, simply attending the meeting will not, by itself, revoke your proxy).

        If your shares are held by your broker, bank, or other agent, you should follow the instructions provided by them.

How and when may I submit a shareholder proposal for the 2013 Annual Meeting of Shareholders?

        If you wish to present a proposal for consideration at our 2013 annual meeting and you want the proposal to be included in our proxy statement and form of proxy card for that meeting, you must send written notice of the proposal to our Corporate Secretary so that we receive it at our principal executive offices no later than November 25, 2012, which is the month and day next year that is 120 calendar days before the month and day of this year's proxy statement date. The proposal must comply with the requirements of SEC Rule 14a-8, and we can exclude a proposal in the types of cases described in Rule 14a-8.

        Whether or not you want us to include a proposal in our proxy statement, our bylaws require that, if you want a proposal to be eligible for consideration at our 2013 annual meeting, you must give written notice of the proposal to our Corporate Secretary no later than January 24, 2013 (ninety days before April 24, 2013, the scheduled date of our 2013 annual meeting), including:

  (a)
  a brief description of the proposal, why you are presenting it and why it should be adopted;

  (b)
  your name and address as they appear on our shareholder records;

  (c)
  the class and number of our shares you own, in your name or beneficially in another name; and

  (d)
  any material interest you have in connection with the proposal or its adoption.

        The chairperson of the meeting may determine whether a proposal was made in accordance with this required procedure. If the chairperson decides that the proposal was not made in accordance with this procedure, the chairperson will state that to the meeting and the defective proposal will be disregarded and laid over for action at the next shareholder meeting that is held at least 30 days after the meeting where the proposal was rejected for this reason.

        If a shareholder proposal is presented to the 2013 annual meeting, our management proxy holders will be authorized by our proxy form to vote for or against the proposal, in their discretion, if we do not receive notice of the proposal, addressed to the Secretary at our principal executive offices, prior to the close of business on February 8, 2013, which is the date in 2013 that is the month and day next year that is 45 days before the month and day this year that we first sent this proxy statement to shareholders. Pursuant to SEC Rule 14a-4(c) (2), if we receive timely notice of a proposal, our management proxies may still exercise discretion to vote on a matter if permitted by that rule and if we include in our proxy statement for the meeting, a description of the matter and how the management proxies intend to exercise their discretion to vote on the matter.

How and when may I nominate a director for consideration at the 2013 Annual Meeting of Shareholders?

        If you want to nominate a candidate for election as a director, you must notify our Corporate Secretary in writing no later than January 24, 2013, which is ninety days before April 24, 2013, the scheduled date of our 2013 annual meeting. If you want our Nominating & Corporate Governance Committee to fully consider your nominee and consider whether the committee should nominate the nominee, you must notify us no later than November 25, 2012. Your notification must contain the following information to the extent you know it:

  (a)
  the proposed nominee's name and address;

  (b)
  the proposed nominee's age;

  (c)
  the proposed nominee's principal occupation;

  (d)
  the number of our shares the proposed nominee owns;

  (e)
  the total number of shares you expect to be voted for the proposed nominee;

  (f)
  your name and residence address; and

  (g)
  the number of our shares you own.

        If a nomination you make is not made according to these procedures, our bylaws require it to be disregarded by the presiding officer of the meeting, and votes cast for the nominee will be disregarded by the judges of election.

How may I communicate with the board of directors?

        Please address any shareholder proposals or notices of proposals, any nominations for director, and any shareholder communications to our board of directors, in writing to our Corporate Secretary at 4 Brandywine Avenue, Downingtown, Pennsylvania 19335. The Corporate Secretary will relay shareholder communications to board members.

Who will bear the cost of soliciting proxies?

        We will bear the entire cost of the solicitation of proxies for the annual meeting, including the preparation, assembly, printing, and distribution of this proxy statement, the proxy card and any additional solicitation materials furnished to shareholders. Copies of solicitation materials will be furnished to brokerage houses, fiduciaries, and custodians holding shares in their names that are beneficially owned by others so that they may forward the solicitation materials to the beneficial owners. We may reimburse such persons for their reasonable expenses in forwarding solicitation materials to beneficial owners. We have engaged Eagle Rock Proxy Advisors to aid in the solicitation of proxies, for which we will pay a fee of approximately $3,500, plus reimbursement of expenses. The original solicitation of proxies may also be supplemented by solicitation by personal contact, telephone, facsimile, email, or any other means by our directors, officers, or employees, to whom no additional compensation will be paid for any such services.

How can I find out the results of the voting at the Annual Meeting?

        Preliminary voting results will be announced at the annual meeting. The final voting results will be reported on Form 8-K to the Securities and Exchange Commission within four business days of the annual meeting.

What is the recommendation of the board of directors?

        Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the board of directors.

        The board of directors recommends a vote FOR Proposal No. 1, to elect Thomas A. Fillippo and James J. Koegel as Class "B" directors to serve until the 2015 annual meeting of shareholders or until their successors are duly elected and qualified.

        The board of directors also recommends a vote FOR Proposal No. 2, to amend and restate the 1995 Stock Option Plan.

        The board of directors also recommends a vote FOR Proposal No. 3, to ratify our appointment of ParenteBeard LLC as the independent registered public accounting firm for the fiscal year ending December 31, 2012.

        With respect to any other matter that properly comes before the meeting, the proxy holders will vote in accordance with their best judgment.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information regarding the beneficial ownership of our common stock as of March 15, 2012 by:

  •
  each person, group or company that, to our knowledge, beneficially owns more than 5% of the outstanding shares of the common stock; and

  •
  each of our directors and named executive officers; and

  •
  all of our executive officers and directors as a group.

	Amount and Nature of Beneficial Ownership
Name of Beneficial Owner	Total Beneficial Ownership (1,2,3)	Sole Voting and Investment Power (2)	Shared Voting and Investment Power (3)	Percent of Class (4)
Thomas A. Fillippo	33,685	15,143	18,542	1.18%
William J. Hieb	47,676	45,455	2,221	1.67%
Gerard F. Griesser	10,518	10,518	—	0.37%
Mildred C. Joyner	21,526	21,526	—	0.76%
James J. Koegel	51,984	19,933	32,051	1.82%
Albert J. Melfi	8,304	8,304	—	0.29%
James H. Thornton	30,961	30,961	—	1.09%
DNB First Investment Management & Trust	16,974	10,044	6,930	0.63%
DNB First 401(k) Plan	124,706	124,706	—	4.61%
Directors & Executive Officers as a group (10 Persons)	507,233	443,397	63,836	17.61%
William S. Latoff	265,617	265,617	—	9.22%
4 Brandywine Avenue, Downingtown, PA 19335
Wellington Management Co., LLP	224,008	—	224,008	8.29%
280 Congress Street, Boston, MA 02210
(1)
Information with respect to beneficial ownership has been furnished by each director, officer or beneficial owner of more than 5% of our common stock. Beneficial ownership is determined in accordance with the rules of the SEC and generally requires that such person have voting or investment power with respect to securities. Unless otherwise indicated, each person named in the table has sole voting and investment power.

(2)
Includes shares which may be acquired by exercise of vested options granted under the 1995 Stock Option Plan of DNB Financial Corporation amounting to 24,585 for Mr. Hieb, 6,228 for Ms. Joyner, 9,122 for Mr. Koegel, 47,973 for Mr. Latoff, 12,886 for Mr. Thornton and 111,867 total shares for all Directors and Executive Officers as a group. The number of shares has been adjusted to reflect 5% stock dividends paid after the options were granted. The amounts in this column includes restricted stock that will vest on April 23, 2013 and December 12, 2015 amounting to 14,200 and 15,000 shares, respectively for Mr. Latoff and 29,200 total shares for all Directors and Executive Officers as a group.

(3)
Mr. Koegel disclaims beneficial ownership of 120 shares which are owned by an adult child. Ms. Joyner disclaims beneficial ownership of 2,754 shares owned by her spouse. Mr. Melfi disclaims beneficial ownership of 882 shares owned by his spouse.

(4)
In computing the number of shares beneficially owned by a person listed above and the percentage ownership of such person, shares of common stock underlying options, warrants or restricted stock held by each such person that are exercisable or convertible within 60 days of March 15, 2012 are deemed outstanding, but are not deemed outstanding for computing the percentage ownership of any other person.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities Exchange Act of 1934 requires our directors and certain officers, and persons who own more than ten percent of any class of the Company's registered securities, to file reports of ownership and changes in ownership on Forms 3, 4, and 5 with the Securities Exchange Commission. The Securities Exchange Commission requires officers, directors, and greater-than-ten-percent beneficial owners to furnish us with copies of all Forms 3, 4, and 5 they file. We believe that all of our officers and directors complied with all their applicable filing requirements during the fiscal year ended December 31, 2011.

PROPOSALS TO BE VOTED ON AT THE ANNUAL MEETING

PROPOSAL 1—ELECTION OF DIRECTORS

General

        Our Board of Directors currently consists of seven members. The directors are divided into three classes, with each class serving on the Board of Directors for a staggered three-year term. Class "B" directors, whose terms expire at the annual meeting, consist of Thomas A. Fillippo and James J. Koegel. At the annual meeting, two directors will be elected to fill positions in Class "B". Each of the current Class "B" directors is a nominee for election at the annual meeting. The nomination of these directors to stand for election at the annual meeting has been recommended by the Nominating and Corporate Governance Committee and approved by the Board of Directors. Each of the nominees for Class "B", if elected, will serve for a three-year term expiring at the 2015 annual meeting, or until his or her successor is elected and qualified.

        Each of the nominees has consented to serve if elected. However, if any of the persons nominated by the Board of Directors fails to stand for election, or declines to accept election, or is otherwise unavailable for election prior to our annual meeting, proxies solicited by our Board of Directors will be voted by the proxy holders for the election of any other person or persons as the Board of Directors may recommend, or our Board of Directors, at its option, may reduce the number of directors that constitute the entire Board of Directors. The Board of Directors recommends that you vote for the two nominees named below.

        Set forth below is certain information as of March 15, 2012 concerning the nominees for election as director and each other member of the Corporation's Board of Directors. All individuals listed are directors of both the Company and DNB First, National Association, the Company's wholly owned bank subsidiary (also called the Bank). None of the following persons is a director or a person nominated or chosen to become a director in any registered investment company or other SEC registrant.

NOMINEES FOR THE THREE-YEAR TERM EXPIRING IN 2015

        Thomas A. Fillippo, age 64, has been a Director since 2006. He currently serves on the Benefits & Compensation, Board Loan, Executive and Nominating & Corporate Governance Committees. Mr. Fillippo is the President and Chief Executive Officer of Devault Foods. He serves on the board of the Paoli Hospital Foundation, serves as Chairman of the West Chester University's Council of Trustees and as a board member of the West Chester University Foundation and Sturzebecker Foundation. Mr. Fillippo is a past Chairman of the Chester County Chamber of Business and Industry, past Chairman of the Chester County Industrial Development Authority, past President of the Great Valley Regional Chamber of Commerce, and past President of the Pennsylvania Meat Packers Association. Mr. Fillippo graduated in 1969 from West Chester University with a degree in Health and Physical Education. As a result of these and other professional experiences, the Nominating & Corporate Governance Committee believes that Mr. Fillippo's qualifications to serve on the Board includes his considerable knowledge and executive experience acquired while managing the one of the largest privately held companies in Chester County with complex operational and financial requirements. In addition, the Committee believes his business acumen acquired during years of service on numerous non-profit boards, strengthens the Board's collective qualifications, skills and experience.

        James J. Koegel, age 65, has been a Director since 2003. He is currently Chairman of the Nominating & Corporate Governance Committee and serves on the Benefits & Compensation, Executive, Board Loan, and the Audit Committees. Mr. Koegel is the President of Jones Motor Group, Inc. & Affiliated Companies. He has been a board member of the Chester County Industrial Development Authority since 2006, a member of the Board of Trustees of the Episcopal Academy since 1991 and has served as a board member of the of the Chester County Economic Development Council. Mr. Koegel graduated in 1969 from Villanova University with a degree in Economics and Temple University School of Law in 1975. As a result of these and other professional experiences, the Nominating & Corporate Governance Committee believes that Mr. Koegel's qualifications to serve on the Board includes his knowledge of law as well as his considerable knowledge and executive experience acquired while managing the operations of a successful privately held company which operates nationwide, strengthens the Board's collective qualifications, skills and experience.

Continuing Directors for Terms Expiring 2013

        Mildred C. Joyner, MSW, LCSW, BCD, age 62, has been a Director since 2004 and currently is a member of the Trust, Nominating & Corporate Governance and Audit committees. Ms. Joyner is the President of MCJ Consultants, Emeritus Director and Professor of Social Work at West Chester University. Ms. Joyner also serves as the fundraising Chairperson of the Frederick Douglass sculpture for West Chester University. Other positions held at West Chester University were: Associate Professor and Chairperson of the Undergraduate Social Work Department from 1984 to 1995 and Assistant Professor of Social Work from 1979 to 1984. Ms. Joyner currently serves on the Board of the International Association of Schools of Social Work, the ANSWER Coalition and as President of the Council on Social Work Education from July 2010 to June 2013. Ms. Joyner is Chairperson Emeritus of Living Beyond Breast Cancer and served as Vice President of the Council on Social Work Education from 2003 to 2009 and was President Elect of the Council on Social Work Education from July 2009 to June 2010. Ms. Joyner earned her undergraduate degree in 1971 from Central State University, Ohio and a graduate degree in 1974 from Howard University in Washington, DC. As a result of these and other professional experiences, the Nominating & Corporate Governance Committee believes that Ms. Joyner's qualifications to serve on the Board includes her considerable knowledge and experience acquired while directing a major department at the largest university in Chester County. In addition, the Committee believes that Ms. Joyner's background in community based service provides the Board with a unique perspective and insight regarding the needs of local consumers and strengthens the Board's collective qualifications, skills and experience.

        William S. Latoff, age 63, has been a Director since 1998, Chairman of the Board of DNB since 2003 and assumed the role of CEO in December of 2004. Mr. Latoff currently serves as Chairman of the Executive and Board Loan Committees at DNB. Mr. Latoff was a principal of Bliss & Company, Ltd., Certified Public Accountants from 1974 to 2004. Mr. Latoff has owned automotive dealerships since 1988 and has been Chairman and President of Brandywine Automotive Group, Inc., which owns and operates Jaguar/Land Rover West Chester since 1998. He has been a principal in a variety of commercial and residential real estate projects in Chester County. He served on the Board of Directors of Keystone Financial from 1993 to 1998 and on the Board of Elmwood Federal Savings Bank from 1987 to 1993. Mr. Latoff currently serves as Director and Chairman of the Chester County Industrial Development Authority and is a member of the Chester County Economic Development Council and presently serves on its Board. He is Chairman Emeritus of the Chester County Historical Society, Vice Chair of the Chester County Library Trust Board and is a member of the Chester County Chamber of Business and Industry. Mr. Latoff is Past Chairman of the Pennsylvania Bankers Public Affairs Committee and a former member of the Government Relations Policy Committee. He is presently a member of the American Bankers Association Public Affairs Committee, the Pennsylvania Business Council and the Chester County Chamber of Business and Industry. The Nominating & Corporate Governance Committee believes his considerable knowledge and executive experience in the automotive and real estate industries, combined with his broad experience in finance and accounting as well as his service on two publicly traded bank boards, strengthens the Board's collective qualifications, skills and experience.

Continuing Directors for Terms Expiring 2014

        Gerard F. Griesser, age 62, has been a Director since October 2009. He currently serves on the Board Loan and Trust Committees. He is one of three owners of Prudential Fox & Roach Realtors, the Trident Group and ETC, Inc. Mr. Griesser served as the Chairman of the Washington, DC-based Real Estate Settlement Providers Council (RESPRO) from 2003 to 2004 and was on the Board of Directors for Willow Financial Bancorp, Inc. from 2007 to 2009 and Chester Valley Bancorp, Inc. from 1987 to 2007. Mr. Griesser currently serves as the President of Fox Roach Charities, the charitable arm of Prudential Fox & Roach/Trident. Mr. Griesser graduated in 1971 from Villanova University with a BA and from Drexel University in 1975 with an MBA. As a result of these and other professional experiences, the Nominating & Corporate Governance Committee believes that Mr. Griesser's qualifications to serve on the Board includes his considerable knowledge and experience acquired while managing one of the country's largest integrated real estate brokerage company, personal lines insurance agency, title insurance agency and mortgage banking company. In addition, the Committee believes his business acumen acquired during his 14 years of commercial banking experience as well his service on other publicly traded companies' boards, strengthens the Board's collective qualifications, skills and experience.

        William J. Hieb, age 55, has been a Director of the Corporation since 2005 and a Director of the Bank since 2004. Mr. Hieb serves as President, Chief Risk & Credit Officer of the Corporation and the Bank. Mr. Hieb is presently Chairman of the Trust Committee and a member of the Board Loan Committee. He was employed at First Union National Bank and predecessor banks from 1978 to 2002, most recently serving as a Senior Vice President of First Union National Bank and a Managing Director of First Union Securities in Philadelphia. Mr. Hieb has been a Board Member of the Chester County Economic Development Council since 2008, the Chester County Chamber of Business and Industry Foundation since 2007, the Downingtown Area School District Education Foundation since 2009 and the Chester County Historical Society since 2010. Mr. Hieb served as Treasurer, Board Member, and a member of the Executive Committee of The Housing Partnership of Chester County from 2005 to 2012. He is a graduate of The Pennsylvania State University with a degree in Finance. He also holds Series 7, 24 and 63 securities licenses. As a result of these and other professional experiences, the Nominating & Corporate Governance Committee believes that Mr. Hieb's qualifications to serve on the Board includes his considerable knowledge and experience acquired during his 33 years in commercial banking involving lending, credit administration and wealth management. In addition, the Committee believes his background in the management of DNB's operations during the last nine years, strengthens the Board's collective qualifications, skills and experience.

        James H. Thornton, age 66, has been a Director since 1995. He is presently Chairman of the Audit Committee and the Benefits & Compensation Committee, and serves on the Executive Committee. Mr. Thornton is the President of Thornton Consulting, a hospital and healthcare consulting firm, which he established in February 2009. From December 2006 to December 2008, Mr. Thornton was the CEO of John Dempsey Hospital of the University of Connecticut Health Center (UCHC) and was the Interim Chief Operating Officer of the Connecticut Children's Medical Center from December 2005 to December 2006. From July 1994 to December 2000, Mr. Thornton was the Chief Executive Officer of Brandywine Health System. He graduated from Villanova University in 1967 with a BS in Economics and Accounting. As a result of these and other professional experiences, the Nominating & Corporate Governance Committee believes that Mr. Thornton's qualifications to serve on the Board includes his considerable knowledge and executive experience acquired while managing two regional hospitals with complex operational and financial requirements. In addition, the Committee believes his background in finance and accounting strengthens the Board's collective qualifications, skills and experience.

        Unless marked to the contrary, the shares represented by the enclosed Proxy will be voted "FOR" the election of the nominees named above as directors.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THESE NOMINEES AS DIRECTORS

 BOARD GOVERNANCE

Information about our Board of Directors

        During 2011, the Corporation's Board of Directors held 11 meetings and the Bank's Board of Directors held 11 meetings, excluding committee meetings, which are described below. Board and committee meetings of the Corporation and Bank are conducted on a combined basis. Only a single retainer is paid to each Director for their services as directors of both entities. Only a single fee is paid for each board or committee meeting, whether or not the meeting is for the Corporation, the Bank or is conducted on a combined basis. Each of the directors of the Corporation is also a director of the Bank. Each committee described below, unless otherwise noted, is a committee of the Bank and the Corporation.

        Each of the Directors of the Corporation attended at least 75% of the aggregate of (i) the total number of Board meetings held while he or she was a Director and (ii) the total number of meetings held by committees during his or her service on those committees.

Name	Audit	Benefits & Compensation	Board Loan	Nominating & Corporate Governance	Trust
Thomas A. Fillippo		X	X	X
Gerard F. Griesser			X		X
William J. Hieb			X		X*
Mildred C. Joyner	X			X	X
James J. Koegel	X	X	X	X*
William S. Latoff			X*
James H. Thornton	X*	X*
*
Committee Chairperson

The Audit Committee

        The Audit Committee of the Board of Directors oversees our accounting and financial reporting processes and the audits of our financial statements. For this purpose, the Audit Committee performs several functions:

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  Approves in advance the engagement of the independent registered public accounting firm for all audit and non-audit services, and approves the fees and other terms of the engagement

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  Maintains responsibility for the appointment, compensation, retention, and oversight of our independent registered public accounting firm and evaluates the qualifications, performance, and independence of the independent registered public accounting firm

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  Reviews, with our independent registered public accounting firm, any significant difficulties, disagreements, or restrictions encountered during the course of the audit, and reviews any management letters issued by the independent registered public accounting firm

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  Reviews the critical accounting policies and all alternative treatments of financial information discussed by the independent registered public accounting firm with management, and reviews with management significant judgments made in the preparation of financial statements

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  Reviews, with management and our independent registered public accounting firm, our financial reporting processes and internal financial controls

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  Reviews the annual audited financial statements and recommends to the Board of Directors their inclusion in our annual report

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  Reviews the quarterly financial statements and earnings press releases

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  Reviews and approves any related party transactions

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  Establishes and oversees procedures for the receipt, retention, and treatment of complaints received regarding accounting, internal controls or auditing matters; reviews changes in, or waivers of, our Code of Ethics, and as requested by the Board, reviews and investigates any conduct alleged to be in violation of the Code of Ethics

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  Periodically reviews and discusses with the independent registered public accounting firm the matters required to be discussed by Statement on Accounting Standards 61 and any formal written statements received from the independent registered public accounting firm

  •
  Overseeing DNB's risk management function

The Audit Committee held 8 meetings during 2011.

        The Board of Directors has determined that, during 2011, Mr. Thornton would qualify as a "financial expert" within the meaning of that term in the SEC regulations dealing with audit committee financial experts. It has also determined that Mr. Thornton is also "independent" within the meaning of that term under NASD Rule 4200(a)(15).

The Benefits & Compensation Committee

The Benefits & Compensation Committee of the Board of Directors:

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  Periodically reviews and advises the Board concerning both regional and industry-wide compensation practices and trends in order to assess the adequacy and competitiveness of our compensation programs for executive officers and directors relative to comparable companies in our industry

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  Reviews and makes recommendations regarding all benefit programs and human resource policies

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  Review the performance of the CEO on an annual basis and sets goals for the coming year

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  Reviews and approves corporate and personal performance goals and objectives relevant to the compensation of all executive officers, and sets all executive compensation

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  Makes recommendations to the Board regarding the establishment and terms of incentive compensation plans and equity compensation plans, and administers such plans

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  Approves grants of options, restricted stock, and other awards to all executive officers and directors

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  Approves compensation related matters outside the ordinary course to executive officers and directors, including but not limited to employment contracts, change-in-control provisions, severance arrangements, and material amendments thereto

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  Makes recommendations to the Board regarding director compensation in conjunction with the Nominating & Corporate Governance Committee

The Benefits & Compensation Committee held 5 meetings during 2011.

The Board Loan Committee

The Board Loan Committee of the Board of Directors:

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  Periodically reviews asset quality, sales & marketing, policy exception and charge-off reports

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  Reviews and takes action on proposed and existing loans in excess of the Officers' Credit Committee authority

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  Ratifies loans approved by officers and the Officers Loan Committee over a specified amount

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  Reviews and approves changes to the Credit policy

The Board Loan Committee held 4 meetings during 2011.

The Trust Committee

The Trust Committee of the Board of Directors:

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  Reviews and approves the recommendations of the Securities & Administrative Review Committee

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  Reviews and ratifies the actions of management regarding the investment portfolios managed by DNB First Wealth Management

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  Reviews and recommends policies and procedures for DNB First Wealth Management and ensures compliance with applicable federal and state regulations

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  Reviews estate administration

The Trust Committee held 4 meetings during 2011.

The Nominating & Corporate Governance Committee

The Nominating & Corporate Governance Committee of the Board of Directors:

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  Evaluates and selects nominees for each election of directors

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  Determines criteria for selecting new directors, including desired board skills and attributes, and identifies and actively seeks individuals qualified to become directors

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  Considers any nominations of director candidates validly made by shareholders

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  Reviews and makes recommendations to the Board of Directors concerning qualifications, appointment, and removal of committee members

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  Reviews the Code of Ethics & Whistle Blower policy from time to time and recommends such changes to the Code as the Committee shall deem appropriate

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  Reviews our compliance with corporate governance listing requirements established by NASDAQ

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  Assists the Board in developing criteria for the evaluation of Board and committee performance

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  Assists the Board in the orientation of new directors and in the development of corporate governance related to continuing education for all Board members

The Nominating & Corporate Governance Committee held 1 meeting during 2011.

        The Board of Directors has determined that each of the members of the Nominating & Corporate Governance Committee is "independent" within the meaning of that term under NASD Rule 4200(a)(15).

Director Independence

        In determining that Messrs. Fillippo, Griesser, Koegel and Thornton and Ms. Joyner are independent, the board of Directors considered routine banking transactions between the Bank or its affiliates and each of the directors, their family members and businesses with whom they are associated, such as loans, deposit accounts, wealth management and fiduciary accounts, routine purchases of insurance or securities brokerage products, any overdrafts that may have occurred on deposit accounts, any contributions the Corporation made to non-profit organizations with whom any of the directors are associated, any transactions that are discussed under "Certain Transactions of Management and Others with the Corporation and its Subsidiaries" beginning on page 37 of this Proxy Statement, and the following transactions, relationships and arrangements: Director participation in the Stock Option Plan and Director participation in the Incentive Equity and Deferred Compensation Plan.

Shareholder Director Nominations

        Our bylaws contain provisions that address the process by which a shareholder may nominate an individual to stand for election to the Board of Directors at the Company's annual meeting. The Nominating & Corporate Governance Committee does have a charter regarding director nominations and regarding communications by shareholders with directors, including the process for evaluating director nominees proposed by shareholders.

        The Nominating & Corporate Governance Committee will evaluate any recommendation for director nominee proposed by a shareholder. In order to be evaluated in connection with the Nominating & Corporate Governance Committee's established procedures for evaluating potential director nominees, any recommendation for director nominee submitted by a shareholder must be sent in writing to the Corporate Secretary, 4 Brandywine Avenue, Downingtown, Pennsylvania, 120 days prior to the anniversary of the date proxy statements were mailed to shareholders in connection with the prior year's annual meeting and must contain the following information:

  •
  The candidate's name, age, contact information, and present principal occupation or employment

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  A written consent of the recommended individual stating that the individual consents to be nominated for the position of director of the Company and that the individual will submit to the Company all information that the Nominating & Corporate Governance Committee requests in connection with its consideration of the nomination or as the Company may otherwise request in order for it to fulfill its disclosure and legal obligations in connection with the nomination and service of such individual as director

  •
  A description of the candidate's qualifications, skills, background, and business experience during, at a minimum, the last five years, including his or her principal occupation and employment and the name and principal business of any corporation or other organization in which the candidate was employed or served as a director

        In order for the recommendation to be acted upon in a timely fashion to permit nomination, if appropriate, at any annual meeting of the shareholders of the Corporation, these materials must be received, in proper form, completed and signed, by the Secretary of the Corporation at the address set forth on the first page of this Proxy Statement, not later than the deadline for submission of shareholder proposals for inclusion in the Corporation's proxy materials identified in the section of this Proxy Statement titled, "How and when may I submit a shareholder proposal for the 2013 annual meeting?" on page 5.

Process for Considering and Evaluating Board Nominees

        In evaluating director nominees, the Nominating & Corporate Governance Committee considers the following factors:

  •
  The appropriate size of our Board of Directors and its Committees;

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  Whether the potential nominee has experience and expertise that is relevant to the Company's business, including any specialized business experience, technical expertise, or other specialized skills, and whether the potential nominee has knowledge regarding issues affecting the Company;

  •
  The skills, background, reputation, and business experience of nominees compared to the skills, background, reputation, and business experience already possessed by other members of the Board;

  •
  Whether the potential nominee is independent, as defined by NASDAQ listing standards, whether he or she is free of any conflict of interest or the appearance of any conflict of interest with the best interests of the Company and its shareholders, and whether he or she is willing and able to represent the interests of all shareholders of the Company;

  •
  Whether the potential nominee is highly accomplished in his or her respective field;

  •
  Whether the addition of the potential nominee to the Board of Directors would assist the Board of Directors in achieving a mix of Board members that represents a diversity of background and experience, including diversity with respect to age, gender, national origin, race and competencies;

  •
  Whether the potential nominee has high ethical character and a reputation for honesty, integrity, and sound business judgment;

  •
  Whether the potential nominee can work collegially with others; and

  •
  Any factor which would prohibit the potential nominee to devote sufficient time to its business.

        Other than the items listed above, there are no stated minimum criteria for director nominees, and the Nominating & Corporate Governance Committee may also consider such other factors as it may deem are in our best interests and the interests of our shareholders. The Committee does, however, believe it appropriate for at least one member of the Board to meet the criteria for an "audit committee financial expert," that a majority of the members of the Board meet the definition of "independent director" under NASDAQ rules, and that one or more key members of management participate as members of the Board.

        The Nominating & Corporate Governance Committee identifies nominees by first evaluating the current members of the Board of Directors willing to continue in service. Current members of the Board with skills and experience that are relevant to the Company's business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective. With respect to an incumbent director whom the nominating committee is considering as a potential nominee for re-election, the Company's Nominating & Corporate Governance Committee reviews and considers the incumbent director's service to the Company during his or her term, including the number of meetings attended, level of participation, and overall contribution to the Company. If any member of the Board does not wish to continue in service or if the Nominating & Corporate Governance Committee or the Board decides not to re-nominate a member for re-election, the Nominating & Corporate Governance Committee identifies the desired skills and experience of a new nominee, and discusses with the Board suggestions as to individuals that meet the criteria. In addition, the Committee has not engaged third parties to identify, evaluate, or assist in identifying potential nominees, but relies on community and business contacts it has established through its directors, officers and professional advisors to help it identify potential director candidates when a specific need is identified.

Board Leadership Structure

        The Board does not have a policy on whether or not the roles of Chief Executive Officer and Chairman of the Board should be separate and, if they are to be separate, whether the Chairman of the Board should be selected from the non-employee Directors or be an employee. The Board believes that it should be free to make a choice from time to time in any manner that is in the best interests of the Company and its shareholders.

        The Board of Directors believes that Mr. Latoff's service as both Chairman of the Board and CEO is in the best interest of the Company and its shareholders. Mr. Latoff possesses detailed and in-depth knowledge of the issues, opportunities and challenges facing the Company and its businesses and is best positioned to develop agendas that ensure that the Board's time and attention are focused on the most critical matters. His combined role enables decisive leadership, ensures clear accountability, and enhances the Company's ability to communicate its message and strategy clearly and consistently to DNB's shareholders, employees and customers.

        Each of the directors other than Mr. Latoff and Mr. Hieb, DNB's President, is independent and the Board believes that the independent directors provide effective oversight of management. In addition to feedback provided during the course of Board meetings, the independent directors have executive sessions when appropriate.

        Although the Company believes that the combination of the Chairman and CEO roles is appropriate in the current circumstances, DNB's Corporate Governance Guidelines do not establish this approach as a policy, but as a matter that is part of succession planning for the Chief Executive Officer position.

Risk Oversight

        Under DNB's Corporate Governance Guidelines, the Board is charged with providing oversight of DNB's risk management processes. In accordance with NASDAQ requirements, the Audit Committee is primarily responsible for overseeing the risk management function at DNB on behalf of the Board. In carrying out its responsibilities, the Audit Committee works closely with DNB's Chief Risk Officer and other members of DNB's management team. The Audit Committee meets at least quarterly with the Chief Risk Officer and other members of management to review the processes in place to monitor and control such exposures. The Audit Committee also receives updates between meetings from the Chief Risk Officer, the Chief Executive Officer, the Chief Financial Officer and other members of management relating to risk oversight matters. In addition, at least annually, the Chief Risk Officer and members of management make a presentation on risk management to the full Board.

        In addition to the Audit Committee, the other committees of the Board consider the risks within their areas of responsibility. For example, the Benefits & Compensation Committee considers the risks that may be implicated by our executive compensation programs and the Trust Committee reviews risks associated with the operations of a Trust Department.

Director Attendance at Annual Meetings

        We make every effort to schedule our annual meeting at a time and date to maximize attendance by directors taking into account the directors' schedules. We believe that annual meetings provide an opportunity for shareholders to communicate with directors and have requested that all directors make every effort to attend the Company's annual meeting. Historically, more than a majority of the directors have done so; for example, in 2011, all of the Company's then directors attended the 2011 annual meeting.

Executive Officers Who Are Not Directors

        The following sets forth information with respect to executive officers of the Corporation and the Bank who do not serve on the Corporation's Board of Directors. Each serves at the pleasure of the Board of Directors. There are no arrangements or understanding between the Corporation or the Bank and any person pursuant to which any such officers were selected.

        Albert J. Melfi (Age 59) joined the Bank in November 2006 and currently serves as Executive Vice President and Chief Lending Officer of the Corporation and the Bank. Prior to joining DNB, Mr. Melfi had been employed as a Regional Vice President with Commerce Bank, PA, N.A. In that position, he had dual responsibilities, including managing the lending function for the bank in Delaware County, Pennsylvania, and overseeing a retail branch region consisting of 12 branches.

        Bruce E. Moroney (Age 55) joined the Bank in May 1992 and currently serves as Executive Vice President and Chief Accounting Officer of the Corporation and the Bank. Prior to that, he served as Executive Vice President and Chief Financial Officer of both the Corporation and the Bank. Mr. Moroney is directly responsible for the Corporation's and Bank's financial reporting and budgeting.

        Gerald F. Sopp (Age 55) joined the Bank in January 2007 and currently serves as Executive Vice President, Corporate Secretary and Chief Financial Officer of the Corporation and the Bank. Mr. Sopp is directly responsible for asset/liability management, strategic planning, cash management, human resources, facilities and Sarbanes Oxley compliance. During the five years prior to joining DNB, Mr. Sopp was employed as Vice President and Controller of Wilmington Trust Corporation, Delaware from 2000 to 2006.

BENEFITS & COMPENSATION COMMITTEE REPORT

        The Benefits & Compensation Committee held 2 meetings during the period beginning on January 1, 2011 and ending on August 4, 2011 (the "TARP Period"). In February and May of 2011, the Benefits & Compensation Committee (the "Committee") received reports from DNB's senior risk officer, William J. Hieb, on the risk levels present in executive compensation plans. This report was expanded to include all compensation plans and was discussed with the Committee on February 4th and May 6th of 2011. In addition to the specific conclusions described below, the report also included a review of whether SEO compensation plans encourage behavior focused on short term results rather than long-term value creation, the risks posed by employee compensation plans and how these risks were limited, including whether the employee compensation plans encourage behavior focused on short term results rather than long-term value creation. The following summary supports the conclusions of the Committee that (i) the SEO compensation plans do not encourage SEOs to take unnecessary and excessive risks that threaten the value of DNB, and (ii) the employee compensation plans do not encourage the manipulation of DNB's reported earnings in such a way as to enhance the compensation of an employee. Based on our review and discussion with management, we have recommended to the board of directors that this report be included in the Proxy Statement for the 2012 Annual Shareholders meeting.

        Section 111(b)(2)(A) of the Emergency Economic Stabilization Act requires the Committee to conduct, in conjunction with DNB's senior risk officer, a review of the incentive compensation arrangements in place between DNB and its employees.

        The Compensation Committee certifies that for the portion of the most recently completed fiscal year that was the TARP Period (1) it has reviewed with the senior risk officer of DNB the senior executive officer ("SEO") compensation plans and has made all reasonable efforts to ensure that these plans do not encourage SEOs to take unnecessary and excessive risks that threaten the value of DNB; (2) it has reviewed with the senior risk officer the employee compensation plans and has made reasonable efforts to limit any unnecessary risks these plans pose to DNB; and, (3) it has reviewed the employee compensation plans to eliminate any features of these plans that would encourage the manipulation of reported earnings of DNB to enhance the compensation of any employee (the assessments reflected in items (1), (2) and (3) of this certification are collectively called the "TARP Risk Assessment").

        In the course of conducting its TARP Risk Assessment, the Committee considered the overall business and risk environment confronting DNB and how the SEO compensation plans and employee compensation plans serve to motivate employee behavior when operating within that environment.

        The committee compiled an inventory of the design features of all incentive compensation plans and programs for purposes of assessing the potential for encouraging excessive or unnecessary risk-taking that could threaten the value of the enterprise or encourage the manipulation of earnings, including:

  •
  Plan name

  •
  Participants

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  Timing (Goal-setting, measurement period, payment)

  •
  Funding approach (e.g. flat fee or target award approach)

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  Metrics (Financial versus non-financial, number of measures, weightings)

  •
  Size of incentive opportunities (relative to salary)

  •
  Award determination (Automatic/formulaic, discretionary, adjustments)

        The committee then considered how the structure of each plan or program impacted risk-taking of plan participants. In particular, the Benefits & Compensation Committee's TARP Risk Assessment focused on the following compensation plans:

•	Base Salary	•	Supplemental Executive Retirement Plan
•	Annual Incentive Plan	•	Commercial Lending Incentive Plan
•	Stock Option Plan	•	Deferred Compensation Plan for Officers
•	Restricted Stock	•	Retail Incentive Plan
•	401(k) Retirement Savings & Profit Sharing Plan	•	Wealth Management Incentive Plan
•	Pension Plan (currently a frozen plan)

        With the exception of the Supplemental Executive Retirement Plan, DNB does not maintain any compensation plans in which only SEOs participate. For purposes of this discussion, references to "SEO compensation plans" mean the portion of an employee plan in which the SEOs participate.

        With respect to the SEO compensation plans, the Committee believes that such plans do not encourage DNB's SEOs to take unnecessary or excessive risks that could harm the value of DNB. The Committee believes this to be true because the members of the Committee strive to provide a balanced aggregate compensation package to our SEOs that serve to incentivize them to manage DNB in a way that will result in company-wide financial success and value growth for our shareholders.

        We believe it is appropriate for our executives to focus certain of their efforts on near-term goals that have importance to DNB; however, we also acknowledge that near-term focus should not be to the detriment of a focus on the long-term health and success of DNB. In practice, providing base salary to any employee provides the most immediate reward for job performance. The Committee engages in an annual process to set base salary. We believe our process for establishing base salary is relatively free from risk to DNB, as we do not typically make significant adjustments to base salary based on a single year's performance.

        The committee believes it is appropriate to reward our executives focus on near-term goals, when such goals correspond to the overall company or department goals and direction set by our board of directors. To reward the executives for such focus, DNB has an Annual Incentive Plan that provides annual bonuses to our executives and other employees to support and promote the pursuit of our organizational objective and financial goals. This practice permits senior executives, as well as other deserving employees, to receive more compensation if we and the individual meet certain pre-established financial and non-financial performance goals for the year. The performance goals for executives are consistent with our Strategic Plan and Annual Budget and our performance in relation to those plans. We pay bonuses, subject to the discretion of the Committee, to executives and other officers for achieving our annual financial goals at corporate and business unit levels and for achieving measurable individual annual performance objectives. Annual incentive awards for other employees are primarily based on personal goals.

        The Committee limits the maximum amount that may be earned so that SEOs do not feel the need to strive for attainment of unreasonable or unrealistic levels of performance. In this way, we believe the design of the Annual Incentive Plan does not encourage our executives to take unnecessary or excessive risks that could harm the value of DNB.

        The other incentive compensation elements offered to our SEOs are intended to reward performance over the long-term or are intended to focus our SEOs' attention on the long-term performance of DNB. We feel there is little, if any, risk associated with our 401(k) Retirement Savings & Profit Sharing Plan or Pension Plan as they are subject to and maintained in accordance with the mandates of the Internal Revenue Code and the Employee Retirement Income Security Act. We believe that a significant portion of executive compensation should be based on value created for our shareholders. This feature of our SEOs' compensation package consists of a broad range of equity alternatives as provided for in our Incentive

Equity and Deferred Compensation Plan, including but not limited to stock options, stock appreciation rights, performance shares, performance units, and restricted stock awards. We believe that long-term performance is achieved through an ownership culture that encourages long-term performance by our SEOs through the use of stock-based awards.

        In addition, the Committee believes the Deferred Compensation Plan for Officers for Executives, and the Supplemental Executive Retirement Plan for DNB's CEO encourage our executives to consider the long-term health of the company because, pursuant to the rules under the Internal Revenue Code and applicable guidance, those arrangements must be unfunded, unsecured promises to pay a benefit in the future. In the case of insolvency of the company, the executives participating in those arrangements would be treated as general unsecured creditors of DNB, thus encouraging the executives to ensure a healthy organization remains after their tenure concluded.

        Finally, the committee believes that the Commercial Lending Incentive Plan, Wealth Management Incentive Plan and the Retail Incentive Plan, which our SEOs are not eligible to participate in, are designed in a fashion that mitigates risk to the organization, and promotes value growth for our shareholders.

        With respect to the employee compensation plans, the TARP Risk Assessment has not resulted in a determination by the Compensation Committee that changes were necessary to bring such plans into compliance with the TARP rules. We believe that DNB has adequate policies and procedures in place to balance and control any risk-taking that may be incentivized by the employee compensation plans. The committee further believes that such policies and procedures will work to limit the risk that any employee would manipulate reporting earnings in an effort to enhance his or her compensation.

        In connection with its process of developing a compensation philosophy and establishing a framework to ensure competitive and reasonable compensation to all executive officers, the Committee directly retained an outside consultant, Robert B. Jones, JD, CPA, CEBS, CSCP, CEO of Innovative Compensation and Benefits Concepts, LLC to evaluate our compensation practices and to assist in developing and implementing our executive compensation program and philosophy. Neither the Corporation nor the Bank has, in the last three years, engaged Mr. Jones in any capacity other than to advise the committee on the amount or form of executive and director compensation. He was retained by the committee after a determination that he was independent. Mr. Jones:

  •
  Developed a peer group of financial institutions for comparison. These institutions are in our area and are about the same size as we are.

  •
  Analyzed our financial performance and compensation levels against members of the peer group.

  •
  Met individually with members of the Committee and senior management to learn about our business operations and strategies, the key measures and target goals we use to evaluate our performance, and the labor and capital markets in which we compete.

  •
  Helped the Committee establish tally sheets for analyzing total direct compensation company-wide and for each executive.

  •
  Submitted executive compensation recommendations to the Committee and the board of directors.

        The Committee determined that the peer group it identified is reasonable to measure our compensation practices given our continued and expected growth. Some of the banks listed below have been acquired by other financial institutions since the study was performed in 2010. For purposes of benchmarking our compensation, the Committee refers to the following institutions:

•	Abington Bancorp, Inc	•	Fox Chase Bancorp, Inc.
•	ACNB Corporation	•	Malvern Federal Bancorp, Inc.
•	Bryn Mawr Bank Corporation	•	Norwood Financial Corporation
•	Cape Bancorp, Inc	•	Orrstown Financial Services, Inc.
•	CNB Financial Corporation	•	Penns Woods Bancorp, Inc.
•	Codorus Valley Bancorp	•	QNB Corporation
•	COMM Bancorp, Inc	•	Republic First Bancorp, Inc.
•	Dimeco, Inc.	•	Royal Bancshares of Pennsylvania
•	ENB Financial Corporation	•	TF Financial Corporation
•	ESSA Bancorp, Inc.	•	Tower Bancorp, Inc.
•	First Chester County Corporation	•	VIST Financial Corporation
•	First National Community Bancorp, Inc

        Peter R. Johnson & Company ("PRJ"), specialists in compensation consulting, was retained by DNB for the purpose of conducting a compensation review for all positions within the Bank. Job descriptions were gathered and annual base salary data was provided for DNB. PRJ met with management to understand employee duties, responsibilities and organizational reporting relationships.

        A compensation analysis was completed which included a review of published salary surveys for competitive labor market comparisons. The labor market was defined to include organizations of similar size, geographic region and industry. PRJ tabulated current rates of pay for base salary compensation by averaging all pieces of survey data utilized. The data was then adjusted to January 2011 by using an increase factor of 2.75% per year which is the average increase percent for this period.

        Once competitive labor market rates were identified, base salary ranges were developed that reflected the trend of the data. Average rate of pay for each position provided the foundation for the grade midpoint. Salary ranges were developed and a compensation analysis was developed to determine the competitive compensation posture of DNB.

        During the last three years, neither the Corporation nor the Bank has engaged PRJ in any capacity other than to advise the committee on the amount or form of executive and employee compensation. PRJ was retained by the committee after a determination that it was independent.

        The Committee has a charter, which can be found on DNB's web site, www.dnbfirst.com, under Investor Relations; Corporate Governance.

THE BENEFITS & COMPENSATION COMMITTEE James H. Thornton, Chairman Thomas A. Fillippo James J. Koegel

MANAGEMENT COMPENSATION

EXECUTIVE COMPENSATION—SUMMARY COMPENSATION TABLE

        The following table sets forth information for each of the named executive officers for the fiscal years ended December 31, 2011 and 2010: (1) the dollar value of base salary and bonus earned; (2) stock awards; (3) the change in pension value and non-qualified deferred compensation earnings; (4) all other compensation; and, finally, (5) the dollar value of total compensation.

Name & Principal Position	Year	Salary ($)	Bonus ($)	Stock awards ($) (3)	Option awards ($) (4)	Change in Pension Value and Non- Qualified Deferred Compensation Earnings ($) (2)	All Other Compensation ($) (5)	Total ($) (1)
William S. Latoff	2011	370,000	85,000	154,650	—	63,260	15,760	688,670
Chairman & CEO	2010	322,296	—	98,406	—	59,680	15,600	495,982
William J. Hieb	2011	220,000	14,000	—	27,262	—	19,020	280,282
President and Chief	2010	210,000	10,000	—	19,316	—	18,035	257,351
Risk & Credit Officer
Albert J. Melfi	2011	195,000	10,000	—	17,435	—	10,255	232,690
EVP & Chief	2010	198,301	8,000	—	12,578	—	9,948	228,827
Lending Officer
(1)
The column disclosing Non-Equity Incentive Plan Compensation has been omitted from the table because no officer earned any compensation during 2011 or 2010 of a type required to be disclosed in this column.

(2)
For Mr. Latoff, the compensation accrued to Mr. Latoff's benefit during 2011 and 2010 was accrued under a Supplemental Executive Retirement Plan dated December 20, 2006, as amended March 20, 2007 and December 8, 2008. For a summary of the terms of the plan, see "Supplemental Executive Retirement Plan for Chairman and Chief Executive Officer" at pages 33 to 35 of this Proxy.

(3)
The restricted shares reported in the column titled "Stock awards" were granted under the Incentive Equity and Deferred Compensation Plan as more fully described on page 29 of this Proxy and Footnote 14 of DNB's Form 10-K filed for the period ending December 31, 2011. Share awards granted by the plan were recorded at the date of award based on the market value of shares. Awards of 14,200 shares and 15,000 shares are being amortized to expense over a three-year and a four-year cliff-vesting period, respectively. DNB records compensation expense equal to the value of the shares being amortized.

(4)
The stock options reported in the column titled "Options awards" were granted under the Stock Option Plan as more fully described on page 28 of this Proxy and Footnote 14 of DNB's Form 10-K filed for the period ending December 31, 2011. Stock options granted by the plan were recorded at the date of award based on the aggregate grant date fair value of the option awards. Awards are being amortized to expense over a three and a four year cliff-vesting period for the options granted in 2011 and 2010, respectively. DNB records compensation expense equal to the value of the shares being amortized.

(5)
The amount shown in this column for the named executive officers includes our matching and discretionary contributions under our 401(k) Plan, our contributions to life, health and disability insurance benefits. See the section titled "401(k) Retirement Savings and Profit Sharing Plan" beginning at page 32 for additional information. The insurance premiums paid on the executives' behalf during 2011 under the Bank's Insurance plans are available to all employees. For a summary of the terms of the plan, see the description on page 32 of this Proxy.

 OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END TABLE—OFFICERS

        The following table sets forth information on outstanding options and stock awards held by the named executive officers at December 31, 2011, including the number of shares underlying each stock option as well as the exercise price and the expiration date of each outstanding option.

	Option awards (1) (3)				Stock awards (1) (2)
Name & Principal Position	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested (#)	Market Value of Shares or Units of Stock that Have Not Vested ($)
William S. Latoff	1,882		16.83	06/30/2012	29,200	311,856
Chairman & CEO	1,882		18.66	06/30/2013
	25,467		24.27	04/17/2015
	18,742		17.51	12/21/2015
William J. Hieb	6,945		22.78	12/21/2014	—	—
President and Chief	17,640		17.51	12/21/2015
Risk & Credit Officer		8,600	6.93	04/23/2017
		8,600	10.31	12/12/2018
Albert J. Melfi		5,600	6.93	04/23/2017	—	—
EVP & Chief		5,500	10.31	12/12/2018
Lending Officer
(1)
The columns disclosing "equity incentive plan awards: number of securities underlying unexercised unearned options," "equity incentive plan awards: number of unearned shares, units, or other rights that have not vested" and "equity incentive plan awards—market or payout value of unearned shares, units, or other rights that have not vested" have been omitted from the table because no awards were outstanding at December 31, 2011 of a type required to be disclosed in those columns.

(2)
The stock options reported in the column titled "Number of Securities Underlying Unexercised Options Unexercisable" were granted under the Stock Option Plan as more fully described on page 29 of this Proxy and Footnote 14 of DNB's Form 10-K filed for the period ending December 31, 2011. Stock options granted by the plan were recorded at the date of award based on the aggregate grant date fair value of the option awards. Awards are being amortized to expense over the four-year cliff-vesting period. DNB records compensation expense equal to the value of the shares being amortized.

(3)
Stock awards were granted under our Incentive Equity and Deferred Compensation Plan and the accompanying Deferred Compensation Plan for officers. Market value of shares is based on a $10.68 closing price as of December 31, 2011. For a summary of the terms of these plans, see the description on page 29 of this Proxy.

Officer Employment Agreements

        Except as described in this Proxy Statement, none of the named executive officers of the Corporation has an employment agreement with the Corporation.

Officer Change of Control Agreements

        The Corporation and the Bank (the Corporation and the Bank are sometimes referred to herein for this purpose as the "Company") entered into Change of Control Agreements (individually referred to as an "Agreement" or collectively referred to as the "Agreements") with Mr. Hieb on April 28, 2003 and with Mr. Latoff on December 17, 2004 in order to provide the executive officers with severance payments as additional incentive to induce the executive officers to devote their time and attention to the interest and affairs of the Company. These Change of Control Agreements were amended and restated on December 20, 2006. The Company entered into a Change of Control Agreement similar to these amended and restated Change of Control Agreements with Mr. Melfi on December 20, 2006.

        As amended and restated, the change in control agreement with each executive officer obligates the Company to pay the executive officer, upon a termination of his employment with the Company after a

"change in control" (as defined in the agreement), either by the Company other than for "cause" (as defined in the agreement), or by him for "good reason" (as defined in the agreement), "Base Severance" in an amount equal to a designated multiple of his "Total Annual Cash Compensation." For Mr. Latoff, the multiple is 2.99. For Mr. Hieb, the multiple is 2.00. For Mr. Melfi, the multiple is 1.5. These payments and the value of these benefits, including payments under all other plans which the executives participate in, would be estimated to total $548,298 for Mr. Hieb, $3,872,078 for Mr. Latoff (under the provisions of his change in control agreement SERP as in force on December 31, 2011), and $350,995 for Mr. Melfi applying the assumptions that the triggering event took place on December 31, 2011.

        The agreement defines an executive officer's "Total Annual Cash Compensation" as the sum of two elements:

  (I)
  The aggregate amount of (i) salary, (ii) the Company's cash contribution toward the cost of medical, life, disability and health insurance benefits, and (iii) employer contributions (whether or not matching) under the Company's qualified defined contribution retirement plans, that was payable to or for the benefit of the executive officer at any time during a designated period ended prior to the time the executive officer becomes entitled to severance payments (the "Base Element"). For Mr. Latoff, this figure is averaged and the period over which the average is determined is the three most recent fiscal years. For Mr. Hieb, this figure is averaged and the period over which the average is determined is the two most recent fiscal years. For Mr. Melfi, this period is the most recent full fiscal year of the Company.

  (II)
  The aggregate cash bonuses that have been earned by the executive officer for performance by the executive officer during a designated period ended prior to the time the executive officer becomes entitled to severance payments, but any bonus shall only be included in the foregoing to the extent it has been finally approved and fixed as to amount at the time the executive officer becomes entitled to severance payments (the "Bonus Element"). For Mr. Latoff, this figure is averaged and the period over which the average is determined is the three most recent fiscal years. For Mr. Hieb, this figure is averaged and the period over which the average is determined is the two most recent fiscal years. For Mr. Melfi, this period is the most recent full fiscal year of the Company.

        The severance payment is to be made in a lump sum within 1 calendar week following the date of termination, subject to withholding by the Corporation as required by applicable law and regulations. For each of the executive officers other than Mr. Latoff, if the severance payment or payments under the agreement, either alone or together with other payments which the executive officer has the right to receive from the Company, would constitute a "parachute payment" (as defined in Section 280G of the Internal Revenue Code of 1986, as amended (the "Code") or any successor provision, such lump sum severance payment is to be reduced to the largest amount as will result in no portion of the lump sum severance payment under the agreement being subject to the excise tax imposed by Section 4999 of the Code. For Mr. Latoff, if, as a result of payments provided for under the agreement, together with all other payments in the nature of compensation provided to or for the benefit of Mr. Latoff under any other plans or agreements in connection with a Change in Control, Mr. Latoff becomes subject to excise taxes under Section 4999 of the Code, then, in addition to any other benefits provided under or pursuant to the agreement or otherwise, the Company will be obligated to pay to Mr. Latoff at the time any such payments are made under or pursuant to his change of control agreement or other plans or agreements, an amount equal to the amount of such excise taxes (this is referred to in the Agreement as the "Parachute Tax Reimbursement"). In addition, the Company is obligated to "gross up" any Parachute Tax Reimbursement by paying to Mr. Latoff at the same time an additional amount equal to the aggregate amount of any additional taxes (whether income taxes, excise taxes, special taxes, employment taxes or otherwise, and whether Federal, state or local) that are or will be payable by Mr. Latoff as a result of the Parachute Tax Reimbursement being paid or payable to Mr. Latoff and as a result of such additional amounts paid or payable to Mr. Latoff for the Parachute Tax Reimbursement or its gross-up, such that after payment of such additional taxes Mr. Latoff shall have been paid on a net, after-tax basis an amount equal to the Parachute Tax Reimbursement. These tax-related amounts are to be computed assuming that Mr. Latoff is subject to each tax at the highest marginal rate. If more than one agreement or plan provides for a Parachute Tax Reimbursement and a gross-up for Mr. Latoff, he is to receive only one Parachute Tax Reimbursement.

        Each agreement also provides for payment of the executive officer's health insurance, HMO or other similar medical provider benefits (excluding any disability plans or benefits) for a designated period after termination of employment. For Mr. Latoff, this period is 18 months. For the other executive officers, it is 12 months.

        The change of control agreements define a "change in control" as any one or more of the following: (1) a change in control of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934 (the "Exchange Act")(or any successor provision) as it may be amended from time to time; (2) any "persons" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act in effect on the date first written above), other than DNB or the Bank or any "person" who on the date hereof is a director of officer of the Company, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of Company's then outstanding securities; (3) during any period of two (2) consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Company cease for any reason to constitute at least a majority thereof, unless the election of each director who was not a director at the beginning of such period has been approved in advance by directors representing at least two-thirds of the directors then in office who were directors at the beginning of the period; or (4) the signing of a letter of intent or a formal acquisition or merger agreement between the Company and a third party which contemplates a transaction which would result in a "change of control" of the type described in clauses (1), (2) or (3) of this sentence, but only if the letter of intent or agreement, or the transaction contemplated thereby, has not been canceled or terminated at the time employment terminates.

        The change of control agreements define termination for "cause" as termination for personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, conviction of a felony, suspension or removal from office or prohibition from participation in the conduct of the Company's affairs pursuant to a notice or other action by any Regulatory Agency, or willful violation of any law, rule or regulation or final cease-and-desist order which in the reasonable judgment of the Board of Directors of the Company will probably cause substantial economic damages to the Company, willful or intentional breach or neglect by the executive officer of his duties, or material breach of any material provision of this Agreement. For purposes of this paragraph, no act, or failure to act on the executive officer's part shall be considered "willful" unless done, or omitted to be done, by him without good faith and without reasonable belief that this action or omission was in the best interest of Company; provided that any act or omission to act by the executive officer in reliance upon an approving opinion of counsel to the Company or counsel to the executive officer shall not be deemed to be willful. The terms "incompetence" and "misconduct" shall be defined with reference to standards generally prevailing in the banking industry. In determining incompetence and misconduct, Company shall have the burden of proof with regard to the acts or omission of the executive officer and the standards prevailing in the banking industry.

        An executive officer shall be deemed to have "good reason" for terminating his employment under his change of control agreement if he terminates such employment within two (2) years after the occurrence of any one or more of the following events without his express written consent, but only if the event occurs within two (2) years after a "change in control" (as defined in the agreement): (i) the assignment to the executive officer of any duties inconsistent with the executive officer's positions, duties, responsibilities, titles or offices with the Company as in effect immediately prior to a change in control of the Company, (ii) any removal of the executive officer from, or any failure to re-elect the executive officer to, any of such positions, except in connection with a termination or suspension of employment for cause, disability, death or retirement, (iii) a reduction by the Company in the executive officer's base annual salary, bonus and/or benefits as in effect immediately prior to a change in control or as the same may be increased from time to time thereafter, or the failure to grant periodic increases in the executive officer's base annual salary on a basis at least substantially comparable to the lowest periodic increase granted to other officers of the Company having the title of senior vice president or above, or (iv) any purported termination of the executive officer's employment with the Company when "cause" (as defined in this Agreement) for such termination does not exist, or (v) a relocation of the executive officer's workplace outside of Chester County, Pennsylvania.

DIRECTOR COMPENSATION TABLE

        The Corporation has compensated its directors for their services and expects to continue this practice. Information relating to the compensation of the Corporation's directors during 2011 is set forth below.

Name	Fees Earned or Paid in Cash ($)	Option awards ($)	Change in Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($) (1)
Thomas A. Fillippo	19,680	6,657	1,476	—	27,813
Gerard F. Griesser	18,880	6,657	1,888	—	27,425
William J. Hieb (2)	—	—	—	—	—
Mildred C. Joyner	19,680	6,657	1,968	—	28,305
James J. Koegel	26,980	6,657	1,781	—	35,418
William S. Latoff (2)	—	—	—	—	—
James H. Thornton	29,480	6,657	1,002	—	37,139
(1)
The columns disclosing stock awards and non-equity incentive plan compensation have been omitted from the table because no director earned any compensation during 2011 of a type required to be disclosed in those columns. For aggregate numbers of stock awards and option awards outstanding at December 31, 2011, see the following table titled, "Outstanding Equity awards At Fiscal Year End Table—Directors."

(2)
Messrs. Hieb and Latoff received no compensation for their service on the Board of Directors. Compensation paid to each of them as President and Chief Risk & Credit Officer and as Chairman and Chief Executive Officer, respectively, is disclosed in the Executive Compensation—Summary Compensation Table on page 22.

        Directors receive periodic fees based on the following schedule:

Annual Fees:	2011	2012 (1)
Cash Retainer (all members)	$15,380	$20,000
Equity Compensation (all members)	—	—
Committee Chairperson:
Audit Committee	7,000	7,000
All Other Committees	5,000	5,000
Fee for a Director who Chairs more than one Committee	2,500	2,500
Per-Meeting Attendance Fees:
Board meetings (all members)	$—	$—
Committee meetings:
On-Site	500	600
Telephonic	300	300
(1)
The increase in fees in 2012 over the amount paid in 2011 will be paid in shares of DNB Financial Common Stock.

        On April 17, 2009, the Board of Directors of DNB Financial Corporation and its wholly owned subsidiary DNB First, National Association approved agreements with Messrs. Fillippo, Koegel and Thornton as well as Ms. Joyner to terminate his or her Change of Control Agreement.

 OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END TABLE—DIRECTORS

        The following table sets forth information on outstanding options and stock awards held by Directors at December 31, 2011, including the number of shares underlying each stock option as well as the exercise price and the expiration date of each outstanding option.

	Option awards (1)
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
Thomas A. Fillippo		1,800	6.93	04/23/2017
		2,100	10.31	12/12/2018
Gerard F. Griesser		1,800	6.93	04/23/2017
		2,100	10.31	12/12/2018
Mildred C. Joyner	3,472		24.27	04/17/2015
	2,756		17.51	12/21/2015
		1,800	6.93	04/23/2017
		2,100	10.31	12/12/2018
James J. Koegel	6,366		24.27	04/17/2015
	2,756		17.51	12/21/2015
		1,800	6.93	04/23/2017
		2,100	10.31	12/12/2018
James H. Thornton	1,882		16.83	06/30/2012
	1,882		18.66	06/30/2013
	6,366		24.27	04/17/2015
	2,756		17.51	12/21/2015
		1,800	6.93	04/23/2017
		2,100	10.31	12/12/2018
(1)
The columns disclosing "stock awards: number and market value of shares or units of stock that have not vested", "equity incentive plan awards: number of securities underlying unexercised unearned options," "equity incentive plan awards: number of unearned shares, units, or other rights that have not vested" and "equity incentive plan awards—market or payout value of unearned shares, units, or other rights that have not vested" have been omitted from the table because no awards were outstanding at December 31, 2011 of a type required to be disclosed in those columns.

(2)
The stock options reported in the column titled "Number of Securities Underlying Unexercised Options Unexercisable" were granted under the Stock Option Plan as more fully described on pages 28-29 of this Proxy and Footnote 14 of DNB's Form 10-K filed for the period ending December 31, 2011. Stock options granted by the plan were recorded at the date of award based on the aggregate grant date fair value of the option awards. Awards are being amortized to expense over a three and a four year cliff-vesting period for the options granted in 2011 and 2010, respectively. DNB records compensation expense equal to the value of the shares being amortized.

(3)
The stock awards granted to each director were granted under the Corporation's Incentive Equity and Deferred Compensation Plan for Officers and Directors. For a summary of the terms of the plan, see the description on page 29 of this Proxy.

Stock Option Plan

        At the Corporation's annual meeting in 2004, the shareholders of the Corporation approved the Corporation's 1995 Stock Option Plan (as amended and restated, effective as of April 27, 2004) (the "Stock Option Plan"). In approving the amendment and restatement of the Stock Option Plan at the 2004 annual meeting, the Corporation's shareholders approved the availability of 200,000 additional shares of the Corporation's Common Stock (to permit an aggregate maximum of 643,369 shares) to be issued upon the exercise of incentive and non-qualified stock options that the Board of Directors may grant to employees and Directors of the Corporation and the Bank. In addition to increasing the number of shares that may be issued on option exercises, the shareholders also approved amendments to (i) incorporate the possibility for Board of Directors' approval of "immaculate cashless" exercises of Stock Options, (ii) eliminate a formula requirement for annual grants of Stock Options to directors of the Corporation, (iii) extend the term of the Stock Option Plan to April 27, 2014, (iv) provide for the possibility that the Stock Option Plan could be administered by a Committee of the Board, (v) permit optionees to elect to have withholding taxes paid in shares of Common Stock, and (vi) grant greater flexibility to the Board of Directors in administering the Plan. As discussed below beginning on page 38, a proposal will be presented for shareholder approval at the at Meeting to extend the term of the Plan to April 25, 2022 and to increase the number of shares available to be issued through stock options granted under the Plan by 150,000.

        Option exercise prices must be 100% of the fair market value of the shares on the date of option grant and the option exercise period may not exceed 10 years except that, with respect to incentive stock options awarded to persons holding 10% or more of the combined voting power of the Corporation, the option exercise price may not be less than 110% of the fair market value of the shares on the date of option grant and the exercise period may not exceed 5 years.

Incentive Equity and Deferred Compensation Plan

        The Corporation's Incentive Equity and Deferred Compensation Plan (the "Omnibus Plan"), which has not been approved by the Corporation's shareholders, provides for grants of stock appreciation rights ("SARs"), restricted stock ("Restricted Stock") and unrestricted stock ("Unrestricted Stock") (awards of Restricted Stock and Unrestricted Stock are sometimes referred to as "Stock awards"), and provide for employees and directors to periodically elect to defer receipt of compensation from the Corporation ("Deferred Compensation") (these are sometimes referred to below as "awards"). Under the Incentive Equity and Deferred Compensation Plan (in this discussion sometimes referred to as the "Plan"), awards may be granted either alone or in addition to or in tandem with another award. The Board of Directors may amend or terminate the Incentive Equity and Deferred Compensation Plan, except as limited or prohibited by applicable law or regulations.

        The DNB board of directors approved on February 25, 2009, and the shareholders approved on May 5, 2009, an amendment to our Incentive Equity and Deferred Compensation Plan (adopted effective November 24, 2004) to limit the aggregate number of shares of common stock available for issuance under the plan after the effective date of the amendment to 230,015 shares (as that number needs to be adjusted for recapitalizations and other transactions described in the plan). Upon adoption of these amendments, currently applicable NASDAQ rules would permit awards of shares potentially over the next ten years through May 5, 2019 but would require another shareholder approval for awards after May 5, 2019.

        Under the Plan, Unrestricted Stock awards can be granted by the Board with or without conditions and may provide for an immediate or deferred transfer of shares to the participant; and Restricted Stock awards would be subject to such restrictions on transferability and risks of forfeiture as the Board may determine. If the participant terminates employment with the Corporation during the restriction period related to any Restricted Stock award, the shares of Common Stock subject to the restriction would be forfeited; however, the Board would have discretion to waive any restriction or forfeiture condition related to such shares of Common Stock. The Incentive Equity and Deferred Compensation Plan permits Stock awards qualifying as "performance-based compensation" under Section 162(m) of the Code to certain participants that qualify as "covered employees" under Section 162(m) of the Code. However, the Board of Directors does not anticipate granting any Stock awards qualifying as "performance-based compensation" under Section 162(m).

        The Plan permits participants to elect to defer receipt of all or any part of a participant's annual salary, bonus, director's fees, or (subject to Board discretion) Common Stock or cash deliverable pursuant to a Stock Option or an award. Elections as to salary and bonus could only be made annually. The

Corporation would establish a special ledger account ("Deferred Compensation Account") on the books of the Corporation for each electing participant. The Corporation may establish one or more trusts to fund deferred compensation obligations under the Incentive Equity and Deferred Compensation Plan. The accounts of multiple participants may be held under a single trust but in such event each account would be separately maintained and segregated from each other account.

        Except in the case of financial hardship, a participant would not receive a distribution, in either a lump sum or in annual installments over a period of up to 10 years as specified by the participant, from his or her Deferred Compensation Account until the earlier of (1) termination of the participant's employment or directorship with the Corporation, or (2) the death or legal incapacitation of the participant, a "change in control" of the Corporation (as finally defined in any Supplemental Equity Compensation Plan as may be adopted). In addition, a director may, subject to certain restrictions, specify an age to receive distributions of the director's Deferred Compensation Account. The Board of Directors would have authority, in its sole discretion, to allow an early distribution from a participant's Deferred Compensation Account in the event of severe financial hardship due to the sudden illness of the participant or a participant's family member, or the loss of the participant's property due to casualty or other extraordinary circumstance.

Deferred Compensation Plans for Officers and Directors

        Under the Omnibus Plan, DNB has also established the Deferred Compensation Plan for Directors of DNB Financial Corporation adopted effective October 1, 2006 (the "Directors Plan") and the DNB Financial Corporation Deferred Compensation Plan adopted effective October 1, 2006 (the "Officers Plan") (individually, a "Plan" and collectively, "Plans").

        The Directors Plan permits a non-employee director of DNB or any of its direct or indirect subsidiaries to defer all or a portion of the compensation payable to the director for his or her services as a member of the board of DNB or a subsidiary and committees thereof. The Officers Plan permits an eligible officer to elect to defer up to fifty percent (50%) of the regular salary otherwise payable to the eligible officer and all or a portion of any annual or other periodic bonus otherwise payable to the eligible officer. The Omnibus Plan contains provisions governing the Directors Plan and the Officers Plan, which are subject to the Omnibus Plan except to the extent they provide otherwise.

        Pursuant to the applicable Plans, DNB will provide eligible officers and non-employee directors the opportunity to enter into agreements for the deferral of a specified percentage of their annual compensation and/or bonus award. The obligations of DNB to pay compensation that is deferred under the Plans, which are called Deferred Compensation Obligations in the registration statement, will be unsecured general obligations of DNB to pay the deferred compensation in the future in accordance with the terms of the applicable Plans, and will rank pari passu with other unsecured and unsubordinated indebtedness of DNB, from time to time outstanding. There is no trading market for the Deferred Compensation Obligations. The Deferred Compensation Obligations are not subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment or garnishment. Any attempt by any person to transfer or assign benefits under any of the Plans will be null and void. The Deferred Compensation Obligations are not convertible into any other security of DNB. The amount of compensation to be deferred by each participating officer or non-employee director, and hence the amount of the Deferred Compensation Obligations owed to each participant and to participants in the aggregate will be determined in accordance with the Plans based on elections to be made in the future by each participant.

        The Plans require that amounts credited to an eligible director's deferred compensation account must be payable no later than the earlier of: (i) the date as of which the director separates from service with DNB, within the meaning of Section 409A of the Code; or (ii) the director's attainment of age 75. The Plans require that amounts credited to an eligible officer's deferred compensation account must be payable no later than the date as of which the officer separates from service with DNB. Subject to these requirements, a participant may designate an earlier distribution date at the time he or she elects to defer compensation. This earlier distribution date may be either (a) the director's or officer's attainment of a specified age or (b) a specified date. A single designation must apply to the entire balance of the participant's deferred compensation account.

        While the Plans permit a participant to change this earlier distribution date from time to time, the new early distribution date a participant selects in any change cannot be less than 12 months after the date the participant makes that change, and the first payment as a result of the new designation cannot be made earlier than five (5) years after the date the first payment would have been made before the participant changed the early distribution date.

        A participant may elect to have distributions made from his or her deferred compensation account in the form of a lump sum, or in annual installments for a period of up to ten (10) years. The first distribution payment is to be made on or about January 15 of the calendar year following the calendar year in which the distribution event occurs.

        Each participant has the right to designate one or more persons as beneficiary to receive the balance of the participant's deferred compensation account on the participant's death. A participant may, from time to time, revoke or change the beneficiary designation by filing a new designation with DNB. The last designation received by DNB in accordance with the applicable Plans will be controlling as long as DNB receives it prior to the participant's death. If no beneficiary designation is in effect at the death of a participant, or if no designated beneficiary survives the participant, the balance of the participant's deferred compensation account will be made to the participant's estate.

        All elections and designations must be made in accordance with the terms of the respective Plans.

        The Plans permit the board of directors or administering committee to authorize distribution of all or a portion of a participant's deferred compensation account in advance of the elected deferral date upon request of the participant if the board of directors or administering committee determines that the participant has experienced an unforeseeable emergency, within the meaning of Section 409A of the Internal Revenue Code.

Retirement Plans

Pension Plan

        The Corporation does not have a retirement or pension plan. The Bank, however, maintains a noncontributory defined benefit pension plan (the "Pension Plan") covering all employees of the Bank, including officers, who have been employed by the Bank for 1 year and have attained 21 years of age. The Pension Plan provides pension benefits to eligible retired employees at 65 years of age equal to 1.5% of their average monthly base salary, multiplied by their years of accredited service. The accrued benefit is based on the monthly average of their highest 5 consecutive years of their last 10 years of service.

        Effective December 31, 2003, the Bank amended its Pension Plan so that no participants will earn additional benefits under the Pension Plan after December 31, 2003. As a result of this amendment, no further service or compensation will be credited under the Pension Plan after December 31, 2003. The Pension Plan, although frozen, will continue to provide benefit payments and employees can still earn vested credits until retirement, although as of December 31, 2011, there were no participants that were not already 100% vested.

        During 2012, the Bank will make a $88,961 contribution to the Pension Plan for the 2011 Plan Year. The benefits listed in the table below are not subject to any deduction for Social Security or other offset. Annual retirement benefits are paid monthly to an employee during his lifetime. An employee may elect to receive lower monthly payments, in order for his or her surviving spouse to receive monthly payments under the Pension Plan for their joint lives.

        The following table shows the estimated annual retirement benefit payable pursuant to the Pension Plan of an employee currently 65 years of age, whose highest salary remained unchanged during his last 5 years of employment and whose benefit will be paid for the remainder of his life.

	Amount of Annual Retirement Benefit with Credited Service of:
Average Annual Earnings	10 Years	20 Years	30 Years	40 Years
$ 25,000	$3,750	$7,500	$11,250	$15,000
50,000	7,500	15,000	22,500	30,000
75,000	11,250	22,500	33,750	45,000
100,000	15,000	30,000	45,000	60,000
125,000	18,750	37,500	56,250	75,000
150,000	22,500	45,000	67,500	90,000
175,000	26,250	52,500	78,750	105,000
200,000	30,000	60,000	90,000	120,000

401(k) Retirement Savings and Profit Sharing Plan

        During the fourth quarter of 1994, the Bank adopted a retirement savings plan intended to comply with Section 401(k) of the Internal Revenue Code of 1986. Prior to January 1, 2004, employees became eligible to participate after 6 months of service, and would thereafter participate in the 401(k) plan for any year in which they have been employed by the Bank for at least 501 hours. Effective January 1, 2004, employees were eligible to participate in the plan immediately after hire and regardless of the hours they were employed in any year. Effective July 1, 2005 all employees, with the exception of on-call employees, were eligible to participate in the plan immediately after hire and regardless of the hours they were employed in any year. In general, amounts held in a participant's account are not distributable until the participant terminates employment with the Bank, reaches age 59 1/2, dies or becomes permanently disabled.

        Participants are permitted to authorize pre-tax savings contributions to a separate trust established under the 401(k) plan, subject to limitations on deductibility of contributions imposed by the Internal Revenue Code. Effective July 1, 2007 the Bank amended the plan to allow after-tax contributions to be made as well. The contributions are subject to the same limitations. The Bank made matching contributions of $.25 for every dollar of deferred salary, up to 6% of each participant's annual compensation from the inception of the plan until December 31, 2008. Effective January 1, 2012, management indicated that it would evaluate discretionary matching contributions each quarter based upon DNB's financial performance. The Corporation's matching contributions to the 401(k) plan for 2011 was $0.

        In 2004, the Bank added a profit-sharing feature to the retirement savings plan under which it began making contributions in 2005 for the 2004 plan year equal to 3% of eligible participants' W-2 wages. Under this feature of the plan, employees are immediately eligible for benefits and will be 100% vested after 3 years of service. In order to be credited with the profit-sharing contribution for any year, an employee must be employed on the last day of the plan year. On January 1, 2005, the Bank adopted a safe harbor provision for the plan which requires a 3% qualified non-elective contribution to be made to any employee with wages in the current year. Vesting in these qualified non-elective contributions is 100% at all times.

Insurance

        All eligible fulltime employees of the Bank are covered as a group by medical insurance, long-term disability, term life and a prescription drug plan. The Bank pays the total cost of the plan for employees with the exception of the medical insurance and the prescription drug plan, in which there is cost sharing and/or a co-payment required by the employees.

Supplemental Executive Retirement Plan for Chairman and Chief Executive Officer

        On December 20, 2006, the Board of Directors of DNB Financial Corporation approved, and effective April 1, 2007 and December 8, 2008 modified, a Supplemental Executive Retirement Plan (also known as a SERP) for its Chairman and Chief Executive Officer, William S. Latoff. The purpose of the SERP is to provide Mr. Latoff a pension supplement beginning at age 70 for 15 years in approximately equal amounts each year and to compensate him for the loss of retirement plan funding opportunities from his other business interests because of his commitments to DNB as Chairman and CEO. Mr. Latoff was age 55 when DNB hired him as Chairman and CEO. Pursuant to the SERP, DNB makes annual allocations of $70,000 prior to December 31 each year, commencing in 2006, until 2018, the year in which Mr. Latoff turns age 70, for a total of 13 installments. The SERP provides that the adoption of the plan shall not constitute an employment contract between DNB and Mr. Latoff.

        Pursuant to the SERP, DNB is obligated to pay future benefits to Mr. Latoff calculated by applying a designated rate of return to the periodic allocations under the SERP. The rate of return is to be fixed each year on January 1 at the commercial bank "prime rate" then most recently published by the Wall Street Journal, but in any event the rate of return will not be less than 8.00% percent per annum nor more than 9.50% per annum. The rate of return as so established on each January 1 will remain fixed through the entire year, but may change again on the following January 1. The SERP account will be credited monthly with earnings or losses on the balance of the SERP account since the preceding month in accordance with these requirements.

        At any point in time, Mr. Latoff's accrued benefit under the SERP will be his vested interest in the balance of the SERP account. Initially, Mr. Latoff's accrued benefit was equal to 40% of the SERP account balance. As of December 31, 2008, Mr. Latoff was 94% vested under the SERP and, provided that he remains employed continuously by DNB or the Bank his interest under the SERP vests in increments of 1.0% on the first of every month thereafter until 100% vested on June 1, 2009. The SERP provides that he will become 100% vested in the SERP account if his employment with DNB or the Bank is terminated for reasons other than "Cause" (as defined in the SERP), or if he terminates his employment for "Good Reason" (as defined in the SERP) following a "Change in Control" (as defined in the SERP). He will also become 100% vested in the SERP account if he terminates his employment for Good Reason following the signing of a letter of intent or a formal acquisition or merger agreement between DNB or the Bank, of the one part, and a third party which contemplates a transaction that would result in a Change in Control, but only if the letter of intent or agreement, or the transaction it contemplates, has not been canceled or terminated at the time of his termination for Good Reason. If Mr. Latoff's employment is terminated for Cause before payments begin, he will forfeit his entire benefit and no payments will be made to him or his beneficiary. If his employment is terminated for Cause after payments begin, no further payments will be made to him or his beneficiary.

        The SERP defines "Cause" as personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, conviction of a felony, suspension or removal from office or prohibition from participation in the conduct of DNB's or Bank's affairs pursuant to a notice or other action by any regulatory agency having jurisdiction over DNB or the Bank, or willful violation of any law, rule or regulation or final cease-and-desist order which in the reasonable judgment of the Board of Directors will probably cause substantial economic damages to DNB, willful or intentional breach or neglect by Mr. Latoff of his duties, or material breach of any material provision of any agreement between DNB or the Bank and Mr. Latoff pertaining to his employment. For purposes of this definition of "Cause," no act, or failure to act on Mr. Latoff's part shall be considered "willful" unless done, or omitted to be done, by him without good faith and without reasonable belief that this action or omission was in the best interest of Company; provided that any act or omission to act by Mr. Latoff in reliance upon an approving opinion of counsel to DNB or counsel to Mr. Latoff shall not be deemed to be willful. The terms "incompetence" and "misconduct" shall be defined with reference to standards generally prevailing in the banking industry. In determining incompetence and misconduct, Company shall have the burden of proof with regard to the acts or omission of Mr. Latoff and the standards prevailing in the banking industry.

        The SERP defines "Good Reason" as (a) the assignment to Mr. Latoff of any duties inconsistent with Mr. Latoff's positions, duties, responsibilities, titles or offices with DNB or the Bank as in effect immediately prior to a Change in Control, (b) any removal of Mr. Latoff from, or any failure to re-elect Mr. Latoff to, any of such positions, except in connection with a termination or suspension of employment for Cause, disability, death or retirement, (c) a reduction by DNB or the Bank in Mr. Latoff's base annual salary, bonus and/or benefits as in effect immediately prior to a Change in Control or as the same may be increased from time to time thereafter, or the failure to grant periodic increases in Mr. Latoff's base annual salary on a basis at least substantially comparable to the lowest periodic increase granted to other officers of DNB having the title of executive vice president or above, (d) any purported termination of Mr. Latoff's employment with DNB or the Bank when Cause does not exist, or (e) a relocation of Mr. Latoff's workplace outside of Chester County.

        The SERP defines "Change in Control" as any one or more of the following three events with respect to DNB or the Bank:

  (1)
  a change in control of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934 (the "Exchange Act") (or any successor provision) as it may be amended from time to time.

  (2)
  any "persons" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act in effect on the date first written above), other than DNB or the Bank or any "person" who on the date hereof is a director of officer of DNB or the Bank, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of DNB or the Bank representing 25% or more of the combined voting power of Company's or Bank's then outstanding securities.

  (3)
  during any period of two (2) consecutive years, individuals who at the beginning of such period constitute the Board of Directors of DNB or the Bank cease for any reason to constitute at least a majority thereof, unless the election of each director who was not a director at the beginning of such period has been approved in advance by directors representing at least two-thirds of the directors then in office who were directors at the beginning of the period.

        The SERP provides that, commencing on January 1, 2019, or as soon as practicable after that date, Mr. Latoff's accrued benefit under the SERP will be paid to him in 15 annual installments. The payments are to be made on those dates whether or not he is still employed by DNB or the Bank as of January 1, 2019. However, no later than January 1, 2018, he may elect in writing to defer receipt of the installment payments and instead receive the benefit in a lump sum or in two to 15 annual installments, commencing as of a date he specifies, provided that no deferred payment can be made earlier than January 1, 2024. If Mr. Latoff dies before January 1, 2019, his beneficiary may elect to receive the benefit beginning on January 1, 2019, or as soon as practicable after that date, in either a single lump sum, or in annual installments over a period of up to 15 years, or in a commercial annuity, but if a valid election is not made by the beneficiary, the payment will be in a single lump sum. All payments will be subject to all applicable Federal, state and local tax withholding requirements, and other charges and assessments imposed by law.

        Payments under the SERP are to be grossed up to compensate Mr. Latoff for any "parachute payment" excise taxes under Section 4999 of the Internal Revenue Code to which he would otherwise be subjected if the payments under the SERP, together with any other payments to him or for his benefit would subject him to those taxes. In addition, DNB will further compensate him for any additional taxes (whether income taxes, excise taxes, special taxes, employment taxes or otherwise, and whether Federal, state or local) that he will have to pay as a result of this gross up reimbursement or taxes on it. The amount of the gross-up for additional taxes on the parachute payment gross up reimbursement is to be computed on the assumption that he will be subject to each tax at the highest marginal rate. The SERP provides, however, that if another plan or agreement also provides for a reimbursement of these costs or taxes, only one reimbursement will be given to him. The excise tax and the gross-ups shall be computed by a registered public accounting firm selected by the compensation committee.

        DNB's authority to permit vesting or acceleration of benefits under the SERP upon a change in control or termination of employment was limited through August 4, 2011 by the provisions of ARRA, which prohibit any payment to a senior executive officer for departure from a company for any reason, except for payments for services performed or benefits accrued. DNB may amend the SERP at any time to the extent necessary to comply with any requirement or limitation set forth in Section 409A of the Internal Revenue Code or its regulations, but otherwise DNB may amend it only with the express, written consent of Mr. Latoff or his beneficiary.

Impact of Recent Regulatory Developments on Determinations of Executive Compensation

        On January 30, 2009, the Corporation completed a preferred stock issuance under the U.S. Treasury Department's Capital Purchase Program (also called the CPP), which implements provisions of the Emergency Economic Stabilization Act of 2008 (sometimes called EESA) and the Treasury Department's Troubled Asset Relief Program implementing parts of EESA (also called the TARP). The CPP required us to comply with executive compensation requirements under EESA and applicable Treasury Department Regulations. The American Reinvestment and Recovery Act of 2009 (sometimes called ARRA), which became effective February 17, 2009, amended EESA to add expansive new restrictions on executive compensation for financial institutions such as the Corporation that participated in the CPP. These federal laws impose requirements including the following on the Corporation so long as it has not repaid and redeemed the preferred stock it issued in the CPP:

  •
  Our incentive compensation arrangements may not encourage our chief executive officer, next two most highly compensated executive officers, and up to two additional highly compensated employees (these individuals are known as our senior executive officers) to take unnecessary and excessive risks. The Benefits & Compensation Committee must review our incentive compensation arrangements to confirm this.

  •
  Our Benefits & Compensation Committee must meet periodically with our senior risk officer to discuss and evaluate employee compensation plans in light of an assessment of any risk to the Corporation posed by such plans, as well as the relationship between our risk management policies and practices and our compensation arrangements and plans.

  •
  We are prohibited from making any payment to any of our senior executive officers or any of the our five next most highly compensated employees for departure from the company for any reason, except for payments for services performed or benefits accrued. This is often referred to as a golden parachute payment.

  •
  Applicable Treasury regulations may deem us to have agreed to limit our tax deduction for compensation paid to any senior executive officer to $500,000 annually. Included within this limitation is deferred compensation earned by a senior executive officer during a year in which the U.S. Treasury holds an equity or debt position in the Corporation but which is not eligible for a deduction until a subsequent year.

  •
  ARRA prohibits CPP participants from paying any "bonus, retention award, or incentive compensation" to certain officers. In our case, it applies these restrictions to only our chief executive officer because of the amount of preferred stock we issued in the CPP. This prohibition does not apply to bonus amounts payable pursuant to certain agreements in effect on or before February 11, 2009.

  •
  The new law allows one exception to the restriction on bonuses, retention awards or incentive compensation by permitting companies to issue "long-term" restricted stock, but the value of the stock cannot exceed one-third of the total amount of annual compensation of the employee receiving the stock, and the stock cannot fully vest until after all CPP obligations (other than the warrants to purchase our common stock issued to the Treasury) have been satisfied. The law does not explain, and the Treasury Department has not yet issued any regulations clarifying, how to treat or value a wide variety of compensation related items when planning for compliance with this provision.

  •
  ARRA requires every company receiving CPP assistance to permit a non-binding shareholder vote to approve the compensation of executives as disclosed in the company's proxy statement.

  •
  We are required to recover any bonus or other incentive payment paid to a senior executive officer or any of the next 20 most highly compensated employees on the basis of materially inaccurate financial or other performance criteria.

  •
  ARRA prohibits a CPP participant from implementing any compensation plan that that would encourage manipulation of the reported earnings of the company to enhance the compensation of any of its employees.

  •
  ARRA requires our chief executive officer and chief financial officer to provide a written certification of compliance with the executive compensation restrictions in ARRA in the company's annual filings with the SEC.

  •
  ARRA requires each CPP participant to implement a company-wide policy regarding excessive or luxury expenditures, including excessive expenditures on entertainment or events, office and facility renovations, aviation or other transportation services.

        On August 4, 2011 DNB repurchased all CPP Shares ($11,750,000 was paid in principal and $128,900 in dividends related to the CPP Shares) held by the Treasury.

 CERTAIN TRANSACTIONS OF MANAGEMENT AND OTHERS WITH THE CORPORATION AND ITS SUBSIDIARIES

        The Bank makes loans to executive officers and directors of the Bank in the ordinary course of its business. These loans are currently made on substantially the same terms, including interest rates and collateral, as those prevailing at the time the transaction is originated for comparable transactions with nonaffiliated persons, and do not involve more than the normal risk of collectability or present any other unfavorable features. Federal regulations prohibit the Bank from making loans to executive officers and directors of the Corporation or the Bank at terms more favorable than could be obtained by persons not affiliated with the Corporation or the Bank. The Bank's policy towards loans to executive officers and directors currently complies with this limitation. The aggregate outstanding balance of the loans to all executive officers, directors or their affiliates, whose aggregate indebtedness to the Bank exceeded $120,000, at December 31, 2011, represented .39% of shareholders' equity of the Corporation on that date.

        Some current directors, nominees for director and executive officers of the Corporation and entities or organizations in which they were executive officers or the equivalent or owners of more than 10% of the equity were customers of and had transactions with or involving the Bank in the ordinary course of business during the fiscal year ended December 31, 2011. None of these transactions involved amounts in excess of 5% of the Corporation's consolidated gross revenues during 2011 or, if applicable, more than 5% of the other entity's consolidated gross revenues for its last full fiscal year (with the exception of the Agreement of Lease between the Bank and Headwaters Associates, as described below), nor was the Corporation indebted to any of the foregoing persons or entities in an aggregate amount in excess of 5% of the Corporation's total consolidated assets at December 31, 2011. Additional transactions with such persons and entities may be expected to take place in the ordinary course of business in the future.

        On February 10, 2005, as it has been supplemented since that date, the Bank entered into an Agreement of Lease (the "Lease") to open an additional branch of the Bank in approximately 4,770 square feet of first floor space and some third floor conference room space (the "Original Space") and 3,930 square feet of fourth floor space (the "New Space") (the Original Space and the New Space are referred to herein collectively as the "Leased Space") in an existing building located at 2 North Church Street (the "Building") in the central business district of West Chester, Chester County, Pennsylvania, with Headwaters Associates, a Pennsylvania general partnership (the "Landlord") for which William S. Latoff, the Registrant's Chairman of the Board and Chief Executive Officer, is one of two general partners. As modified with respect to the Original Space, the Lease currently provides for a term of 10 years ending July 31, 2020 and gives the Bank an option to renew the Lease with respect to the Original Space for an additional term of 5 years. With respect to the New Space, the Lease is for an initial term of 5 years ending on July 31, 2015 and gives the Bank successive options to renew the Lease with respect to the New Space for 3 additional terms of 5 years each. For the twelve month period ending July 31, 2012, the Bank is obligated to pay aggregate Basic Rent with respect to the Original Space at an annual rate of $147,033 ($12,253 per month) and aggregate Basic Rent with respect to the New Space at an annual rate of $56,985 ($4,749 per month). During the lease year ending July 31, 2013, the Basic Rent with respect to the Original Space will increase according to the percentage increase, if any, during the then most recent year of the consumer price index for all urban consumers, Philadelphia—Wilmington—Atlantic City, CMSA ("CPI") and the Basic Rent with respect to the New Space will increase to an annual rate of $58,950 ($4,913 per month). If the Bank exercises its options to renew the Lease term, the Basic Rent for the Original Space, the New Space or the Leased Space, as applicable, for each renewal term is to be established at a fair market rental taking into account all of the terms and conditions of the Lease. With respect to the Original Space, the Bank is also obligated under the Lease to pay its proportionate share of real estate taxes and certain utilities shared in the Building with other tenants, and to pay its own cost of certain utilities that are separately metered. With respect to the New Space, the Bank is obligated under the Lease to pay its proportionate share of increases from the 2010 rates in any governmental assessments, real estate taxes and insurance. Pursuant to the Lease, the Bank is to provide its own janitorial and maintenance services. The Lease entitles the Bank to make certain improvements relating to signage, teller stations, safe deposit boxes, ATM facilities and night depository boxes subject to any applicable ordinances and third party restrictions, and subject to a potential obligation to remove them at termination of the Lease. The Landlord is generally obligated to maintain and repair the Building structure, roof and utility systems. The Bank and the Landlord each have obligations to maintain insurance on a coordinated basis. The Lease covers additional contingencies such as property casualty and condemnation and gives the Bank and Landlord certain rights of termination upon certain casualties or condemnation events. The Bank has limited rights of assignment and subletting. Upon a default by the Bank under the Lease, the Landlord has, among other remedies, a right to terminate the Lease, a right to re-enter, and a right to accelerate and sue for the Basic Rent for the balance of the unexpired term. Due to the personal interest of Mr. Latoff, the Audit Committee and its Chairman, Mr. Thornton, recommended that an independent lease evaluation be performed comparing and contrasting this site to other sites currently available as well as those proposed to be constructed with in the next 12 to 18 months. The conclusion of that evaluation was that the proposed site is superior to those other opportunities as to availability, location and price. The Audit Committee reached the conclusion that the proposed terms and conditions of the lease were more favorable to the Bank than would otherwise be available in the marketplace and that the site and its availability were also superior.

        There are no material pending legal proceedings to which any director, officer or affiliate of the Corporation, or any owner of record or beneficially of more than 5% of any class of voting securities of the Corporation, or any "associate" (as defined in SEC Rule 14a-1) of any director, officer or affiliate of the Corporation or 5% security holder is a party adverse to the Corporation or any of its subsidiaries.

PROPOSAL 2—APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE DNB FINANCIAL CORPORATION AMENDED AND RESTATED 1995 STOCK OPTION PLAN

Introduction

        A proposal to approve the amendment and restatement of the 1995 Stock Option Plan of DNB Financial Corporation (as previously amended and restated effective as of April 27, 1999 and April 27, 2004) (the "Plan") will be presented for shareholder approval at the Meeting. The Plan, as it is proposed to be amended and restated, is referred to below as the "Amended Plan." The Board of Directors of the Corporation unanimously approved the Amended Plan on February 22, 2012, subject to shareholder approval.

        No grant of Stock Options under the Amended Plan will occur until shareholder approval of the Amended Plan is obtained. The terms of the Amended Plan are summarized below. The Amended Plan is attached to this Proxy Statement as Appendix A and incorporated herein by reference and should be consulted for additional information. This description of the Amended Plan is only intended to summarize the Amended Plan and is qualified in its entirety by reference to the Amended Plan.

Background

        On March 7, 1995, the Board of Directors of the Corporation adopted the Plan subject to Shareholder approval. On April 25, 1995, the Shareholders of the Corporation approved the Plan. The Plan was adopted to enable the Corporation to attract and retain the services of qualified employees and non-employee directors by providing them with an opportunity to acquire a larger personal financial interest in the Corporation through ownership of shares of common stock of the Corporation, par value $1.00 per share ("Common Stock").

        On April 27, 1999 and April 27, 2004 the shareholders of the Corporation approved an amendment and restatement of the Plan to increase by 100,000 and 200,000 respectively, the number of shares for which options could be issued under the Plan as amended and restated.

        In July 2011, the Corporation's Board of Directors commenced formal consideration of a strategy to increase opportunities for employees to invest in DNB's Common Stock, provide enhanced market liquidity for the Common Stock, and to expand the alternatives that the Board of Directors may have available to provide incentives for individuals in key positions to promote the longer term interests of the Corporation and its shareholders and to reward key employees and directors for the creation of incremental shareholder value. The Board of Directors determined that this strategy is important to help the Corporation and the Bank compete more effectively by attracting highly qualified and experienced directors and senior management, and by offering incentive compensation to them that will be responsive to the Corporation's and the Bank's progress in meeting its financial goals.

Summary of Plan Amendments

        The Amended Plan would make the following material amendments to the Plan, in addition to other technical, non-material amendments:

  (1)
  Increase by 150,000 the number of shares of Common Stock available for grant upon the exercise of Stock Options under the Plan.

  (2)
  Extend the term of the Plan through April 25, 2022 (the tenth (10th) anniversary of this year's Annual Meeting).

Reasons for Amending the Plan

        The Board of Directors believes that approval of the Amended Plan is necessary to continue to advance the interests of the Corporation and its shareholders by providing an incentive to key employees and directors for outstanding performance in order to generate superior returns to the shareholders and to attract, motivate and retain the services of qualified employees and directors.

Shares Available for Grant Under the Plan and Amended Plan

        As of March 15, 2012 a total of 156,144 shares of Common Stock remained available for the grant of stock options under the Plan, in addition to 236,438 shares of Common Stock subject to outstanding, unexercised stock option. The 156,144 shares will continue to be available for grant under the Amended Plan, in addition to any of the 236,438 shares represented by stock options that hereafter expire unexercised or are terminated, surrendered, forfeited or otherwise canceled without being exercised. This proposal increases the number of shares of Common Stock available for issuance under the Amended Plan by 150,000 shares that, if the Amended Plan is approved, can be granted for up to ten (10) additional years, or until April 25, 2022. At March 13, 2012, the closing price of the Corporation's Common Stock was $13.98 per share.

Interest of Directors and Officers

        Because the Corporation's directors and executive officers are eligible for awards under the Amended Plan, they have an interest in this proposal.

        Some or all of the Stock Options granted to employees pursuant to this Plan may be structured to qualify as Incentive Stock Options ("ISOs") under Section 422 of the Internal Revenue Code of 1986 (the "Code"), as amended. Any Stock Options that are not granted as ISOs will be nonqualified stock options ("NQOs"). NQOs do not qualify for the special tax treatment available for ISOs but are also not subject to some of the restrictions and conditions applicable to ISOs. Stock Options granted to non-employee directors will be NQOs and cannot be issued as ISOs.

        As of March 25, 2012, there are approximately 120 employees and 5 non-employee directors eligible to participate in the Plan.

Purpose of the Amended Plan

        The purpose of the Amended Plan is to promote the success and enhance the value of the Corporation by linking the personal interests of the members of the Board of Directors and those members of the Corporation's senior management, officers and employees identified by the Board of Directors from time to time, to the interests of Corporation shareholders and by providing such individuals with an incentive for outstanding performance in order to generate superior returns to shareholders of the Corporation. The Amended Plan is further intended to provide flexibility to the Corporation in its ability to motivate, attract, and retain the services of members of the Board, employees, officers, and executives of the Corporation upon whose judgment, interest, and special effort the successful conduct of the Corporation's operation is largely dependent.

Description of the Amended Plan

        Administration.    The Amended Plan will initially be administered by the full Board of the Corporation. In its administration of the Amended Plan, the Board will be assisted and advised by a "Committee" described in the Amended Plan, which will initially be the Benefits & Compensation Committee (the "Committee"). The Committee is appointed by and serves at the discretion of the Board. Pursuant to the Amended Plan (A) at least two members of the Committee must qualify as "Non-Employee Directors" (as defined in the Amended Plan), and (B) any member of the Committee who does not qualify as a Non-Employee Director may not participate in any action of the Committee with respect to any Award under the Plan; and the Board's approval shall be required for all actions of the Committee under the Plan, including without limitation the grant of each Award. To the extent it may in the future be necessary or desirable to comply with certain requirements of Section 162 of the Internal Revenue Code, each member of the Committee shall also qualify as an "outside director" within the meaning of the federal tax laws and shall meet such additional criteria as may be necessary or desirable to comply with regulatory or stock exchange rules or exemptions. At present, the Committee consists of Directors Fillippo, Koegel and Thornton, all of whom are "Non-Employee Directors" within the meaning of the Amended Plan.

        At such time as the Committee meets certain criteria, the Amended Plan provides that it may be administered by the Committee. To be eligible to administer the Amended Plan, the Committee must, in addition to satisfying the foregoing requirements, consist of at least two individuals and each member of the Committee must qualify as a Non-Employee Director. If the Committee hereafter administers the Amended Plan, references in this description of the Plan to the administrative authority and responsibility of the Board describe the administrative authority and responsibility of the Committee, subject in any event to supervision by the Board.

        Subject to the terms of the Amended Plan, the Board has sole discretionary authority to select participants and grant awards, to determine the type of awards granted and the terms and conditions of awards (which terms and conditions need not be the same in each case), to impose restrictions on any award and to determine the manner in which such restrictions may be removed, to interpret the Amended Plan and any award thereunder, to prescribe, amend and rescind rules and regulations relating to the Amended Plan and to make all other determinations deemed necessary or advisable in administering the Amended Plan.

        Eligibility for Participation.    The Amended Plan provides that Stock Options may be granted to any employee or director of the Corporation or the Bank. Within the limits of the Plan, the Board has the authority to determine the employees or directors to whom Stock Options shall be granted; the time or times at which Stock Options shall be granted; the amount and form of any Stock Options, including whether any Stock Option is structured to be an ISO or a NQO; and any other conditions applicable to any Stock Option granted to any employee.

        In making its determinations, the Board may take into account the nature of the services rendered by employees or directors, their present and potential contributions to the Corporation's success and other factors that the Board deems relevant.

        Conditions of Stock Options.    The option price for each Stock Option shall be the fair market value of the number of shares of Common Stock at the time of the grant, except that any stock option intended to qualify as an ISO granted to a more-than-10% shareholder must have an exercise price of 110% of that fair market value. The purchase price for shares of Common Stock purchased pursuant to the exercise of an option must be paid in full upon exercise of the option. Payment may be made in cash or, at the discretion of the Board, by delivering shares of Common Stock equal in fair market value to the purchase price of the shares, or a combination of cash and Common Stock. Alternatively, if the Board of Directors determines and the agreement for one or more Stock Options so provides, an optionee may be given the right to direct the Corporation to apply the fair market value of shares of Common Stock received in exercising a Stock Option in payment of the exercise price instead of cash or other shares of Common Stock (this is sometimes referred to as an "immaculate cashless" exercise of a Stock Option).

        Stock Options granted pursuant to the Plan may not be exercised during the first six months of their term if such exercise would violate the provisions of Section 16 of the Securities Exchange Act of 1934 and the applicable regulations thereunder, as amended; this provision prohibits a combination of purchases and sales by directors and certain executive officers of an issuer's securities within any 6 month period unless the purchases or sales are exempt. No Stock Option shall be exercisable after ten years from the date it is granted, except that any stock option intended to qualify as an ISO granted to a more-than-10% shareholder may not have a term longer than 5 years, and no Stock Option shall be granted more than ten years from the date of shareholder approval of the Amended Plan. Stock Options are non-transferable except by will or by the laws of descent and distribution.

        In the event of the dissolution or liquidation of the Corporation, or upon a merger or consolidation of the Corporation in which the Corporation is not the surviving entity, each Stock Option granted shall expire as of the effective date of such transaction; provided, however, that the Board shall give at least 30 days' prior notice of such event to each optionee during which time he or she shall have a right to exercise his or her wholly or partially unexercised Stock Options. In lieu of such notice, each Stock Option shall be converted to an option to acquire shares of the surviving corporation.

        Number of Shares Covered by the Plan.    The number of the Corporation's common shares for which Options may be granted in the future under the Amended Plan will increase by 150,000 if Proposal 2 is approved by shareholders. The purpose of Proposal 2 is to assure that ample shares will continue to be authorized for future issuance under the Plan as amended.

        Termination and Amendment of the Plan.    The Board, without further action on the part of the shareholders of the Corporation, may from time to time alter, amend or suspend the Plan, or may at any time terminate the Plan, except that it may not, without the approval of the shareholders of the Corporation, increase the total number of shares of Common Stock available for grant under the Plan; modify the class of eligible employees under the Plan; effect a change relating to an ISO granted which is inconsistent with Section 422 of the Code; or make any other change inconsistent with the requirements of applicable law. No action taken by the Board, either with or without the approval of the shareholders of the Corporation, may materially and adversely affect any outstanding Stock Option without the consent of the optionee.

Description of Certain Plan Amendments

        The Amended Plan would make the following amendments to the Plan among others:

        Plan Share Reload.    If the Amended Plan is approved, the number of shares of Common Stock available for future Stock Option grants under the Plan would increase by 150,000, as more fully described above.

        Extend the Plan Term.    If approved, the Amended Plan would have a term that extends until April 25, 2022, which is approximately eight (8) years from the current Plan termination date of April 27, 2014.

Application of Funds; Financial Consideration for Stock Options

        Any proceeds received by the Corporation from the sale of Common Stock pursuant to Stock Options will be used for general corporate purposes. The Corporation will receive no monetary consideration for the granting of Stock Options under the Amended Plan. The Corporation will receive no monetary consideration other than the exercise price for shares of Common Stock issued to participants upon exercise of a Stock Option. However, the Corporation will not receive any monetary consideration upon the exercise of a Stock Option that is granted with "immaculate cashless" exercise rights, to the extent that the optionee elects to make an "immaculate cashless" exercise of the Stock Option.

Federal Income Tax Consequences

        ISOs.    An optionee recognizes no taxable income upon the grant of ISOs. If the optionee holds the shares purchased upon exercise of an ISO for at least two years from the date the ISO is granted, and for at least one year from the date the ISO is exercised, any gain realized on the sale of the shares received upon exercise of the ISO is taxed as long-term capital gain. However, the difference between the fair market value of the Common Stock on the date of exercise and the exercise price of the ISO will be treated by the optionee as current income in the year of exercise for purposes of the alternative minimum tax. If an optionee disposes of the shares before the expiration of either of the two special holding periods noted above, the disposition is a "disqualifying disposition." In this event, the optionee will be required, at the time of the disposition of the Common Stock, to treat the lesser of the gain realized or the difference between the exercise price and the fair market value of the Common Stock at the date of exercise as ordinary income, and the excess, if any, as capital gain.

        The Corporation will not be entitled to any deduction for federal income tax purposes as the result of the grant or exercise of an ISO, regardless of whether or not the exercise of the ISO results in liability to the optionee for alternative minimum tax. However, if an optionee has ordinary income taxable as compensation as a result of a disqualifying disposition, the Corporation will be entitled to deduct an equivalent amount.

        While the bargain element that exists at the time of exercise of an ISO is not taxed under the normal federal income tax, it is subject to tax under the alternative minimum tax ("AMT") system. The AMT is designed to ensure that every taxpayer pays at least some tax. The impact on a particular employee who exercises ISOs will depend upon many factors, including the amount of other "tax preferences" and adjustments on his or her tax return.

        ISO treatment is only available with respect to the first $100,000 in value of ISOs first becoming subject to exercise in any given calendar year. The $100,000 value is based upon the value at the time of grant. Any options in excess of this amount are treated as NQOs.

        If a Stock Option was originally issued with an "immaculate cashless" exercise feature and is also an ISO, the "immaculate cashless" exercise also has tax consequences. When an ISO is exercised, the optionee must hold the underlying stock for a specific period to remain eligible for ISO treatment. In an "immaculate cashless" exercise, the stock is immediately sold to the issuer, when the option is exercised. Thus, the minimum holding period is not met for the stock that is immediately sold to the issuer. Loss of ISO status, however, only applies to those shares that are "deemed" sold to pay the exercise price; the shares retained by the optionee may still qualify as ISOs. The optionee will recognize gain or loss as ordinary income for those shares of the ISO paid to satisfy the exercise price of the option.

        NQOs.    In the case of a NQO, an optionee will recognize ordinary income upon the exercise of the NQO in an amount equal to the difference between the fair market value of the shares on the date of exercise and the option price (or, if the optionee is subject to certain restrictions imposed by the federal securities laws, upon the lapse of those restrictions unless the optionee makes a special tax election within 30 days after the date of exercise to have the general rule apply). Upon a subsequent disposition of such shares, any amount received by the optionee in excess of the fair market value of the shares as of the exercise will be taxed as capital gain. The Corporation will be entitled to a deduction for federal income tax purposes at the same time and in the same amount as the ordinary income recognized by the optionee in connection with the exercise of a NQO.

Benefits Under the Amended Plan

        The grant of a Stock Option, the types of Stock Options and the number of shares of Common Stock subject to such Stock Options under the Amended Plan are subject to the discretion of the Board; therefore, the benefits or amounts that will be received by any participant or group of participants in the Amended Plan, if approved, including directors and key employees, are not currently determinable.

        Similarly, because the grant of a Stock Option, the types of Stock Options and the number of shares of Common Stock subject to such Stock Options under the Amended Plan are subject to the discretion of the Board, the benefits or amounts that would have been received by any participant or group of participants in the Amended Plan, including directors and key employees, had the Amended Plan been in effect during the year ended December 31, 2011, are not currently determinable.

        Unless marked to the contrary, the shares represented by the enclosed Proxy will be voted FOR Proposal 2 to approve the amendment and restatement of the DNB Financial Corporation Amended and Restated 1995 Stock Option Plan, as disclosed in DNB's Proxy Statement for its 2012 annual shareholder meeting.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE DNB FINANCIAL CORPORATION AMENDED AND RESTATED 1995 STOCK OPTION PLAN

 PROPOSAL 3—RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        A proposal will be presented at the annual meeting to ratify the appointment by the Board of Directors, on February 23, 2012, of ParenteBeard LLC as the Corporation's independent registered public accounting firm for 2012. KPMG served as the Corporation's independent registered public accounting firm in 2008 and was the Corporation's independent registered public accounting firm through June 8, 2009. Please see the discussion below regarding Changes in the Corporation's Registered Public Accountant Firm.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES

        The following table sets forth the aggregate fees billed to the Corporation for the fiscal years ended December 31, 2011 and December 31, 2010 by the Corporation's independent registered public accounting firms.

	December 31
	2011		2010
Audit Fees	$133,065		$120,500
Audit-Related Fees	—	(a)	9,950	(a)
Tax Fees	28,679	(b)	25,000	(b)
All Other Fees	21,250	(c)	—	(c)

	$182,994		$155,450

        KPMG LLP was the Corporation's independent registered public accounting firm through June 8, 2009. ParenteBeard LLC was the Corporation's independent registered public accounting firm from June 9, 2009 through December 31, 2010. All of the fees billed to the Corporation were billed as follows:

	Fees Billed For 2010
	ParenteBeard		KPMG		Total
Audit Fees	$120,500		$—		$120,500
Audit-Related Fees	—	(a)	9,950	(a)	9,950	(a)
Tax Fees	25,000	(b)	—	(b)	25,000	(b)
All Other Fees	—	(c)	—	(c)	—	(c)

	$145,500		$9,950		$155,450
  (a)
  Includes fees for services reasonably performed by the Corporation's independent registered public accounting firm for services such as statutory and regulatory reports and filings. The $9,950 paid to KPMG during 2010 was for work performed in connection with the issuance of a consent to include the 2008 audited financial statements in DNB's December 31, 2009 Form 10-K.

  (b)
  Includes fees for services related to tax compliance and tax planning.

  (c)
  All other fees includes XBRL services.

        The Corporation's Audit Committee has adopted a policy requiring that, before the Corporation's independent registered public accounting firm is engaged by the Corporation or any of its subsidiaries to render audit or non-audit services, the engagement must be approved by the Corporation's Audit Committee.

        During the Corporation's fiscal years ending December 31, 2011 and 2010, the Corporation's independent registered public accounting firms, ParenteBeard LLC and KPMG LLP provided services related to the audit of the registrant's annual financial statements (including the services identified in footnote (a) and (b) to the table above) and review of financial statements included in the registrant's Form 10-Q reports or services that are normally provided by the accountant in connection with statutory and regulatory filings or the foregoing engagements for those fiscal years ParenteBeard LLC provided XBRL services during 2011, identified in footnote (c). ParenteBeard LLC has advised the Corporation that none of the hours expended on the audit engagement during the Corporation's fiscal year ending December 31, 2011 were attributed to work performed by persons other than full-time, permanent employees of their respective companies.

        Representatives of ParenteBeard LLC will be present at the annual meeting and will be available to respond to appropriate questions presented at the meeting.

        In the event the selection of ParenteBeard LLC is not ratified by the affirmative vote of a majority of the shares of common stock represented at the annual meeting, the appointment of the Corporation's independent registered public accounting firm will be reconsidered by the Audit Committee and the Board.

        On June 8, 2009, DNB dismissed KPMG LLP ("KPMG") as the principal accountants for DNB. The decision to change DNB's principal accountants was recommended by the Audit Committee (the "Audit Committee") of DNB's Board of Directors (the "Board") and subsequently approved by the Board. Concurrently therewith, the Audit Committee recommended, and the Board approved, the accounting firm of Beard Miller Company, LLP ("Beard Miller Company") as its new principal accountants for the year ending December 31, 2009.

        The audit reports of KPMG on the consolidated financial statements of DNB Financial Corporation and subsidiaries as of and for the years ended December 31, 2008 and 2007 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except as follows: KPMG's report on the consolidated financial statements of DNB Financial Corporation and subsidiaries as of and for the years ended December 31, 2008 and 2007, contained a separate paragraph stating that "As discussed in note 1 to the consolidated financial statements, the Corporation adopted FASB Statement No. 123(revised), Share-based Payment, a revision of FASB Statement No. 123, Accounting for Stock-Based Compensation, effective January 1, 2006, Emerging Issues Task Force Issue 06-4, Accounting for Deferred Compensation and Postretirement Benefit Aspects of Endorsement Split-dollar Life Insurance Arrangements, effective January 1, 2007, and FASB Statement No. 157, Fair Value Measurements, effective January 1, 2008." During the two fiscal years ended December 31, 2008 and the subsequent interim period through June 8, 2009, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements if not resolved to KPMG's satisfaction, would have caused KPMG to make reference in connection with their opinion to the subject matter of the disagreement in its audit reports on the consolidated financial statements of DNB, or "reportable events" as defined in Item 304 (a) (1) (v) of Regulation S-K.

        During the fiscal years ended December 31, 2008 and 2007, and from December 31, 2008 to the date of the filing of Form 8-K on June 12, 2009, DNB has not consulted with Beard Miller Company regarding either (i) the application of accounting principles to any completed or proposed transaction, or type of audit opinion that might be rendered on DNB's consolidated financial statements; or (ii) any other matters described in Items 304 (a) (1) (iv) or (v) of Regulation S-K.

        DNB requested and received from KPMG a letter, dated June 12, 2009 addressed to the Securities and Exchange Commission (the "Commission") stating whether or not KPMG agrees with the above statements. A copy of the letter, dated June 12, 2009, was filed as Exhibit 99.1 (which was incorporated by reference therein) to the Current Report on Form 8-K filed June 12, 2009.

        DNB provided a copy of the disclosure in its Current Report on Form 8-K relating to the change in accounting firms to Beard Miller Company and offered it the opportunity to furnish a letter to the Commission contemplated by Item 304 (a) (2) (ii) (D) of Regulation S-K. Beard Miller Company advised DNB that it did not intend to furnish such a letter to the commission.

        On October 1, 2009, DNB was notified that the audit practice of Beard Miller Company LLP ("Beard") an independent registered public accounting firm, was combined with ParenteBeard LLC ("ParenteBeard") in a transaction pursuant to which Beard combined its operations with ParenteBeard and certain of the professional staff and partners of Beard joined ParenteBeard either as employees or partners of ParenteBeard. On October 1, 2009, Beard resigned as the auditors of the Company and with the approval of the Audit Committee of the Company's Board of Directors, ParenteBeard was engaged as its independent registered public accounting firm.

        Prior to engaging ParenteBeard, the Company did not consult with ParenteBeard regarding the application of accounting principles to a specific completed or contemplated transaction or regarding the type of audit opinions that might be rendered by ParenteBeard on the Company's financial statements, and ParenteBeard did not provide any written or oral advice that was an important factor considered by the Company in reaching a decision as to any such accounting, auditing or financial reporting issue.

        During the period from June 8, 2009, the date the Company's Board or Directors approved Beard as our independent registered public accounting firm, through October 1, 2009, the date of resignation, there were no disagreements with Beard on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Beard would have caused it to make reference to such disagreement in its reports.

        The Company provided Beard with a copy of its Current Report on Form 8-K relating to the change in accounting firms prior to its filing with the Securities and Exchange Commission and requested that Beard furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with above statements and, if it does not agree, the respects in which it does not agree. A copy of the letter, dated October 1, 2009, was filed as Exhibit 16.1 (which was incorporated by reference therein) to the Current Report on Form 8-K filed October 1, 2009.

        Unless marked to the contrary, the shares represented by the enclosed Proxy will be voted FOR the ratification of ParenteBeard LLC as the independent registered public accounting firm of the Corporation.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF PARENTEBEARD LLC AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE CORPORATION.

Audit Committee and Audit Committee Report

        In accordance with and to the extent permitted by applicable law or regulation, the information contained in this section of the Proxy Statement regarding the Audit Committee and the Report of the Audit Committee shall not be deemed incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, and shall not be deemed to be soliciting material or to be filed with the SEC under the Securities Act of 1933 or the Securities Exchange Act of 1934.

REPORT OF THE AUDIT COMMITTEE

        The Audit Committee of the Board of Directors is composed of three directors and operates under a written charter approved by the Audit Committee and the Corporation's Board of Directors. The duties of the Audit Committee are summarized in this proxy statement under "Information about the Board of Directors" on page 11 and are more fully described in the Audit Committee Charter attached as Appendix B to this proxy statement.

        Management is responsible for the Corporation's internal controls and the preparation of the consolidated financial statements in accordance with accounting principles generally accepted in the United States of America. The Corporation's independent registered public accounting firm is responsible for performing an independent audit of the Corporation's consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and issuing a report thereon. The Audit Committee's responsibilities include monitoring and overseeing these processes.

        In this context, the Audit Committee reviewed and discussed the Corporation's audited consolidated financial statements for the year ended December 31, 2011 (the "Audited Financial Statements") with management and the Corporation's independent registered public accounting firm for 2011, ParenteBeard LLC (the "Auditor"). The Audit Committee also discussed with the Auditor the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Communication with Audit Committees), and both the Auditor and DNB's independent registered public accounting firm directly provide reports on significant matters to the Audit Committee.

        The Audit Committee has received the written disclosures and the letter from the Auditor required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees), and has discussed with the Auditor its independence from the Corporation. The Audit Committee also considered whether the provision of non-audit services by the Auditor was compatible with maintaining the independent registered public accounting firm's independence.

        The Audit Committee has discussed with management and the Auditor such other matters and received such assurances from them as the Audit Committee deemed appropriate.

        Based on the foregoing review and discussions and relying thereon, the Audit Committee recommended that the Board of Directors include the Audited Financial Statements in the Corporation's Annual Report to shareholders for the year ended December 31, 2011.

        In addition, the Audit Committee recommended that the Board of Directors appoint ParenteBeard LLC as the Corporation's independent registered public accounting firm for 2012, subject to ratification by the Corporation's shareholders.

Respectfully Submitted,
THE AUDIT COMMITTEE James H. Thornton, Chairman Mildred C. Joyner James J. Koegel

Audit Committee Charter

        The Audit Committee has adopted a charter. A copy of the Audit Committee Charter is attached as Appendix B to this proxy statement.

Annual Report to Shareholders

        A copy of our 2011 Annual Report to Shareholders and Form 10-K have been mailed concurrently with this proxy statement to all shareholders entitled to notice of and to vote at the annual meeting. The 2011 Annual Report to Shareholders and Form 10-K are not incorporated into this proxy statement and are not considered proxy solicitation material.

Transaction of Other Business

        At the date of this Proxy Statement, the Board of Directors knows of no other business that will be conducted at the 2012 annual meeting other than as described in this Proxy Statement. If any other matter or matters are properly brought before the meeting, or any adjournment or postponement of the meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their best judgment.

        Whether or not you intend to be present at this annual meeting, you are urged to return your proxy promptly. If you are present at this annual meeting and wish to vote your shares in person, your proxy may be revoked upon request.

        A COPY OF THE CORPORATION'S FORM 10-K FOR THE PERIOD ENDED DECEMBER 31, 2011 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE FURNISHED WITHOUT CHARGE TO SHAREHOLDERS OF RECORD ON THE RECORD DATE UPON WRITTEN REQUEST TO GERALD F. SOPP, DNB FINANCIAL CORPORATION, 4 BRANDYWINE AVENUE, DOWNINGTOWN, PA 19335-0904 OR BY GOING TO HTTP://INVESTOR.DNBFIRST.COM/ANNUALS.CFM OR BY CONTACTING MR. SOPP AT 484-359-3138 OR GSOPP@DNBFIRST.COM.

BY ORDER OF THE BOARD OF DIRECTORS,

Gerald F. Sopp, Secretary

Downingtown, Pennsylvania
March 25, 2012

IMPORTANT: YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE, EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING. YOU MAY ALSO VOTE BY TELEPHONE OR ELECTRONICALLY VIA THE INTERNET.

APPENDIX A

1995 STOCK OPTION PLAN OF DNB FINANCIAL CORPORATION
(As amended and restated, effective as of April 25, 2012)

        1.    PURPOSE.    The purpose of this Plan is: (i) to provide Employees and Non-Employee Directors of DNB Financial Corporation (the "Company") and its wholly owned subsidiary, DNB First, National Association (the "Bank"), an opportunity to acquire a larger personal financial interest in the Company through common stock ownership, (ii) to provide an incentive for Employees and Non-Employee Directors to continue to promote the best long term interests of the Company and its shareholders by creating incremental shareholder value and enhancing its long-term performance, and (iii) to provide an incentive for Employees and Non-Employee Directors to associate or remain associated with the Company. Some or all of the Stock Options granted to Employees (but not Non-Employee Directors) pursuant to this Plan may, but need not, be structured to qualify as Incentive Stock Options ("ISOs").

        2.    DEFINITIONS.    The following definitions shall apply for purposes of this Plan and any agreement relating to a Stock Option:

        (a)   "Bank" shall mean DNB First, National Association (formerly Downingtown National Bank).

        (b)   "Board" shall mean the Board of Directors of DNB Financial Corporation.

        (c)   "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated and the rulings issued thereunder.

        (d)   "Committee" shall mean the committee of Board members appointed to administer the Plan pursuant to Section 3(a), below. In cases where the Board administers the Plan, references to the Committee shall be deemed to refer to the Board, except that the Board shall not be subject to the requirements applicable to the Committee under Section 3(a).

        (e)   "Common Stock" shall mean shares of common stock issued by DNB Financial Corporation or such class of shares to which such shares are converted hereafter.

        (f)    "Company" shall mean DNB Financial Corporation.

        (g)   "Effective Date" shall mean April 25, 2012, the date on which this Plan, as hereby amended and restated, was approved by the shareholders of the Company.

        (h)   "Employee" shall mean an individual who is an employee of the Company or the Bank under general common law principles. An individual who is an "Employee," as so defined, may also be a member of the Board or the Board of Directors of the Bank (but not a Non-Employee Director).

        (i)    "Incentive Stock Option" or "ISO" shall mean a Stock Option that qualifies under section 422 of the Code.

        (j)    "Non-Employee Director" shall mean a member of the Board or the Board of Directors of the Bank who is not an Employee.

        (k)   "Non-Qualified Option" shall mean a Stock Option granted under this Plan which is not an Incentive Stock Option.

        (l)    "Plan" shall mean the Stock Option Plan of DNB Financial Corporation, as evidenced hereby, or as amended from time to time.

        (m)  "Stock Option" shall mean an option issued pursuant to this Plan.

        (n)   "Termination for Cause" shall mean termination of employment of an Employee or termination of service as a Non-Employee Director due to conduct which would authorize the forfeiture of fringe benefits or other remuneration under the Employee's written contract of employment with the Company or the Bank; or, in the absence of a written contract of employment, or in the case of any Non-Employee Director, (i) willful misconduct materially injurious to the Company, (ii) dishonesty, including, but not limited to, theft or falsification of records or the like, (iii) the commission of a crime, or (iv) gross negligence of the Employee or Non-Employee Director in the performance of his or her duties.

        3.    ADMINISTRATION.

        (a)  COMMITTEE; BOARD APPROVAL. The Plan shall be administered by a Committee appointed by, and which serves at the discretion of, the Board. The Board may designate the Company's or the Bank's Compensation Committee as the "Committee" hereunder provided the Compensation Committee meets the requirements of this Section. Notwithstanding any other provision of the Plan, at all times one of the following two provisions shall apply: (i) the Committee shall consist of at least two individuals and each member of the Committee shall qualify as a "non-employee director," within the meaning of Rule 16b-3(b)(3) under the Securities Exchange Act of 1934, as amended, and the regulations promulgated thereunder; or (ii) (A) at least two members of the Committee must qualify as such non-employee directors, (B) any member of the Committee who does not so qualify may not participate in any action of the Committee with respect to the grant of any Stock Option under the Plan, and (C) the Plan shall be deemed to be administered by the full Board, the actions of the Committee under the Plan shall be deemed merely advisory to the Board, and the Board's approval shall be required for all actions of the Committee under the Plan, including without limitation the grant of each Stock Option. To the extent necessary or desirable (as may be determined by the Board from time to time) each member of the Committee shall also qualify as an "outside director" under Section 162(m) of the Code and the regulations issued thereunder. The members of the Committee shall meet such additional criteria as may be necessary or desirable to comply with regulatory or stock exchange rules or exemptions. The Company shall pay all reasonable expenses of the Committee.

        (b)  POWERS. Within the limits of the express provisions of the Plan, the Committee (or the Board, in cases where the Board administers the Plan pursuant to Section 3(a), above) shall determine: (i) the Employees and Non-Employee Directors to whom Stock Options hereunder shall be granted, (ii) the time or times at which such Stock Options shall be granted, (iii) the amount and form of any Stock Options, including, but not limited to, whether any Stock Option granted to an Employee is structured to be an ISO, and (iv) the limitations, restrictions and conditions applicable to any Stock Option granted to any Employee or Non-Employee Director, including, but not limited to, whether the right to exercise any Stock Option, in whole or in part, will be subject to a vesting schedule. In making such determinations, the Board may take into account the nature of the services rendered by such Employees, or Non-Employee Directors or classes thereof, their present and potential contributions to the Company's success and such other factors as the Board in its discretion shall deem relevant.

        (c)  INTERPRETATIONS. Subject to the express provisions of the Plan, the Committee (or the Board, in cases where the Board administers the Plan pursuant to Section 3(a), above) may interpret the Plan, prescribe, amend and rescind rules and regulations relating to it, determine the terms and provisions of the respective Stock Options and make all other determinations it deems necessary or advisable for the administration of the Plan.

        (d)  DETERMINATIONS. The determinations of the Committee (or the Board, in cases where the Board administers the Plan pursuant to Section 3(a), above) on all matters regarding the Plan shall be conclusive.

        (e)  NONUNIFORM DETERMINATIONS. The Committee's determinations under the Plan (or those of the Board, in cases where the Board administers the Plan pursuant to Section 3(a), above), including without limitation, selection of the individuals to receive Stock Options, the terms and provisions of Stock Options thereof and the agreements evidencing the same, need not be uniform and may be made by it selectively among individuals who receive or are eligible to receive Stock Options under the Plan, whether or not such individuals are similarly situated.

        4.    MAXIMUM LIMITATIONS.    As of the Effective Date, 156,144 shares of Common Stock remained available for the grant of stock options under the Plan, in addition to 236,438 shares of Common Stock subject to outstanding, unexercised Stock Options. After the Effective Date, the 156,144 shares shall continue to be available for grant under the Plan, in addition to any of the 236,438 shares represented by Stock Options that hereafter expire unexercised or are terminated, surrendered, forfeited or otherwise canceled without being exercised, and grants made hereafter shall be deemed made first from the foregoing categories of shares. After the Effective Date, an additional 150,000 shares of Common Stock shall be available for issuance under the Plan for its entire term. The number of shares of Common Stock in each of the categories described above is, subject to adjustment pursuant to Section 8, below. Shares of Common Stock issued pursuant to the Plan may be either authorized but unissued shares or shares now or hereafter held in the treasury of the Company. In the event that, prior to the end of the period during which Stock Options may be granted under the Plan, any Stock Option under the Plan expires unexercised or is terminated, surrendered, forfeited or otherwise canceled without being exercised, in whole or in part, for any reason, the number of shares theretofore subject to such Stock Option, or the unexercised, terminated, forfeited or unearned portion thereof, shall, subject to the other terms of this Plan, be added to the remaining number of shares of Common Stock available for grant as a Stock Option under the Plan, including a grant to a former holder of such Stock Option, upon such terms and conditions as the Board shall determine, which terms may be more or less favorable than those applicable to such former Stock Option.

        5.    CONDITIONS OF OPTIONS.    Any Stock Option granted pursuant to this Plan shall, by its terms, be subject to the following limitations and conditions:

        (a)  OPTION PRICE. The option price for each Stock Option shall be the fair market value of the number of shares of Common Stock subject thereto at the time of the grant thereof.

        (b)  TERM OF OPTION. No Stock Option shall be exercisable after the date which is 10 years from the date it is granted.

        (c)  TIME OF GRANTS. No Stock Option shall be granted more than 10 years from the Effective Date; provided, however, that the Plan and all Stock Options granted prior to such date shall remain in effect and subject to adjustment and amendment as herein provided until they have been satisfied or terminated in accordance with their terms.

        (d)  EXPIRATION OF STOCK OPTION. A Stock Option must, by its terms, expire no later than the date that the employment of the Employee or the service of the Non-Employee Director with the Company or the Bank, as the case may be, terminates for any reason, except in the following circumstances: (i) In the case of an Employee or Non-Employee Director who dies while employed by or in the service of the Company or the Bank, his Stock Option may, by its terms, permit his estate or the person who acquires the right to exercise such Stock Option upon his or her death by bequest or inheritance to exercise the Stock Option, in whole or in part, at any time on or before the expiration date set forth therein; and (ii) In the case of an Employee or Non-Employee Director whose employment or service with the Company or the Bank is terminated for reasons other than pursuant to a Termination for Cause, his Stock Option may, by its terms, permit him to exercise the Stock Option, in whole or in part, at any time on or before the expiration date set forth therein.

        6.    EXERCISE OF STOCK OPTIONS.

        (a)  IN GENERAL. Stock Options shall be subject to such terms and conditions, shall be exercisable at such time or times, and shall be evidenced by such form of written option agreement between the optionee and the Company or the Bank, as the Board shall determine; provided that such determinations are not inconsistent with the other provisions of the Plan, and with Section 422 of the Code in the case of an ISO.

        (b)  MANNER OF EXERCISE OF OPTIONS AND PAYMENT FOR COMMON STOCK. Stock Options may be exercised by an optionee by giving written notice to the Corporate Secretary of the Company stating the number of shares of Common Stock with respect to which the Stock Option is being exercised and tendering payment therefor. At the time that a Stock Option granted under the Plan, or any part thereof, is exercised, payment for the Common Stock issuable thereupon shall be made in full in cash or by certified check or, if the Board in its discretion agrees to accept, in shares of Common Stock of the Company (the number of such shares paid for each share subject to the Stock Option, or part thereof, being exercised shall be determined by dividing the option price by the fair market value per share of the Common Stock on the date of exercise). In addition, if the terms of a Stock Option so provide, the optionee may pay the exercise price by directing the Company to withhold from those shares of Common Stock that would otherwise be received upon the exercise of the Stock Option that number of shares of Common Stock having an aggregate fair market value as of the date of exercise equal to the Stock Option's exercise price, or the applicable portion of the Stock Option's exercise price if the Stock Option is not exercised in full. The shares of Common Stock so withheld shall not be deemed to have been issued for purposes of the aggregate-share limitation set forth in Section 4, above. As soon as reasonably possible following such exercise, a certificate representing shares of Common Stock purchased, registered in the name of the optionee, shall be delivered to the optionee.

        (c)  EXERCISE DURING FIRST SIX MONTHS. A Stock Option may only be exercised during the first six months of its term to the extent that its exercise would not violate the provisions of Section 16 of the Securities Exchange Act of 1934 and the applicable regulations thereunder, as amended.

        7.    TRANSFERABILITY.    No Stock Option may be transferred, assigned, pledged or hypothecated (whether by operation of law or otherwise), except as provided by will or the applicable laws of descent or distribution as described in Section 5(d)(i), above, or subject to execution, attachment or similar process. Any attempted assignment, transfer, pledge, hypothecation or other disposition of a Stock Option, or levy of attachment or similar process upon the Stock Option not specifically permitted herein shall be null and void and without effect. A Stock Option may be exercised only by an Employee or Non-Employee Director during his or her lifetime, or by his or her estate or the person who acquires the right to exercise such Stock Option upon his or her death by bequest or inheritance if permitted by Section 5(d)(i), above.

        8.    ADJUSTMENT PROVISIONS.    The aggregate number of shares of Common Stock with respect to which Stock Options may be granted, the aggregate number of shares of Common Stock subject to each outstanding Stock Option, and the option price per share of each such Stock Option, may all be appropriately adjusted as the Board shall determine for any increase or decrease in the number of shares of issued Common Stock resulting from a division or consolidation of shares, whether through reorganization, recapitalization, stock split, stock distribution or combination of shares, or the payment of a share dividend or other increase or decrease in the number of such shares outstanding effected without receipt of consideration by the Company.

        9.    DISSOLUTION, MERGER AND CONSOLIDATION.    Upon the dissolution or liquidation of the Company, or upon a merger or consolidation of the Company in which the Company is not the surviving corporation, each Stock Option granted hereunder shall expire as of the effective date of such transaction; provided, however, that the Board shall give at least 30 days' prior written notice of such event to each optionee during which time he or she shall have a right to exercise his or her wholly or partially unexercised Stock Option (without regard to installment exercise limitations, if any) and, subject to prior expiration pursuant to the terms thereof, each Stock Option shall be exercisable after receipt of such written notice and prior to the effective date of such transaction; provided further, however, that upon a merger or consolidation of the Company in which the Company is not the surviving corporation, in lieu of such notice, each such Stock Option shall be converted to an option to acquire shares of the surviving corporation, the number of which shall be based on the relative values of the Common Stock and such surviving corporation's common stock on the date of such merger or consolidation.

        10.    EXPIRATION OF STOCK OPTION.    Each Stock Option shall, unless sooner expired pursuant to Section 5(d), above, expire on the expiration date set forth in the applicable option agreement.

        11.    INCENTIVE STOCK OPTIONS.    Some or all of the Stock Options granted to Employees pursuant to this Plan may be options which are intended to be ISOs. Only those Stock Options which, by their terms, are expressly intended to qualify as ISOs shall be considered as such. In addition to the other provisions of this Plan, the provisions of this Section 11 apply to grants of ISOs hereunder. In the event of a conflict between any provision of this Section 11 and provision of any other Section of this Plan, the provision of this Section 11 shall prevail.

        (a)  IDENTITY OF OPTIONEES. ISOs may be granted only to Employees (and not Non-Employee Directors).

        (b)  MORE-THAN-10% SHAREHOLDERS. No Employee may receive an ISO under the Plan if such Employee, at the time the Stock Option is granted, owns (as defined in Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, or any subsidiary (as defined in Section 424(f) of the Code) thereof, unless the option price for such ISO is at least 110% of the fair market value of the Common Stock subject to such ISO on the date of grant and such ISO is not exercisable after the date five years from the date such Option is granted.

        (c)  LIMITATION ON AMOUNTS. The aggregate fair market value (determined with respect to each ISO as of the date of grant) of the capital stock with respect to which ISOs are exercisable for the first time by an Employee during any calendar year (under this Plan or any other plan of the Company or any subsidiary (as defined in Section 424(f) of the Code) of the Company) shall not exceed $100,000.

        12.    MISCELLANEOUS.

        (a)  LEGAL AND OTHER REQUIREMENTS. The obligation of the Company to sell and deliver Common Stock under the Plan shall be subject to all applicable laws, regulations, rules and approvals, including, but not by way of limitation, the effectiveness of a registration statement under the Securities Act of 1933 if deemed necessary or appropriate by the Company. Certificates for shares of Common Stock issued hereunder may be legended as the Board shall deem appropriate.

        (b)  NO OBLIGATION TO EXERCISE OPTIONS. The granting of a Stock Option shall impose no obligation upon an optionee to exercise such Stock Option.

        (c)  TERMINATION AND AMENDMENT OF PLAN. The Board, without further action on the part of the shareholders of the Company, may from time to time alter, amend or suspend the Plan, or may at any time terminate the Plan, except that it may not, without the approval of the shareholders of the Company: (i) Increase the total number of shares of Common Stock available for grant under the Plan except as provided in Section 8, above; (ii) Modify the class of eligible Employees under the Plan; or (iii) effect a change relating to an ISO granted hereunder which is inconsistent with Section 422 of the Code; or (iv) make any other change inconsistent with the requirements of applicable law. No action taken by the Board under this Section, either with or without the approval of the shareholders of the Company, may materially and adversely affect any outstanding Stock Option without the consent of the holder thereof.

        (d)  APPLICATION OF FUNDS. The proceeds received by the Company from the sale of Common Stock pursuant to Stock Options will be used for general corporate purposes.

        (e)  WITHHOLDING TAXES. Upon the exercise of any Stock Option, the Company shall have the right to require the optionee to remit to the Company an amount sufficient to satisfy all federal, state and local withholding tax requirements (if any) then applicable prior to the delivery of any certificate or certificates for shares of Common Stock. An optionee may elect to have the Company withhold from those shares of Common Stock that would otherwise be received upon the exercise of any Stock Option a number of shares having a fair market value equal to the minimum (and not more than the minimum)

statutory amount necessary to satisfy the Company's applicable federal, state, local and foreign income and employment tax withholding obligations in connection with the exercise of the Stock Option. Upon the disposition of any Common Stock acquired by the exercise of a Stock Option, the Company shall have the right to require the optionee to remit to the Company an amount sufficient to satisfy all federal, state and local withholding tax requirements (if any) then applicable as a condition to the registration of the transfer of such Common Stock on its books. Whenever under the Plan payments are to be made by the Company in cash or by check, such payments shall be net of any amounts sufficient to satisfy all federal, state and local withholding tax requirements.

        (f)  RIGHT TO TERMINATE EMPLOYMENT. Nothing in the Plan or any agreement entered into pursuant to the Plan shall confer upon any Employee or Non-Employee Director the right to continue in the employment or other service of the Company or the Bank, or any subsidiary thereof, or affect any right which the Company or the Bank or any subsidiary may have to terminate the employment or service of such Employee or Non-Employee Director.

        (g)  RIGHTS AS A SHAREHOLDER. No optionee shall have any right as a shareholder with respect to shares of Common Stock subject to a Stock Option unless and until certificates for such shares are issued to him or her.

        (h)  LEAVES OF ABSENCE AND DISABILITY. The Board shall be entitled to make such rules, regulations and determinations as it deems appropriate under the Plan in respect of any leave of absence taken by or disability of any Employee or Non-Employee Director. Without limiting the generality of the foregoing, the Board shall be entitled to determine: (i) Whether or not any such leave of absence shall constitute a termination of employment within the meaning of the Plan, and (ii) The impact, if any, of any such leave of absence on Stock Options granted under the Plan theretofore made to any Employee or Non-Employee Director who takes such leave of absence.

        (i)  FAIR MARKET VALUE. Whenever the fair market value of Common Stock is to be determined under the Plan as of a given date, such fair market value shall be: (i) If the Common Stock is traded on the over-the-counter market, the average of the mean between the bid and the asked price for the Common Stock at the close of trading for the trading day immediately preceding such given date; (ii) If the Common Stock is listed on a national securities exchange, the average of the closing prices of the Common Stock on the composite tape for the trading day immediately preceding such given date; and (iii) If the Common Stock is neither traded on the over-the-counter market nor listed on a national securities exchange, such value as the Board, in good faith, shall determine. Notwithstanding any provision of the Plan to the contrary, no determination made with respect to the fair market value of Common Stock subject to a ISO shall be inconsistent with Section 422 of the Code.

        (j)  NOTICES. Every direction, revocation or notice authorized or required by the Plan shall be deemed delivered to the Company on the date it is personally delivered to the Secretary of the Company at its principal executive offices or three business days after it is sent by registered or certified mail, postage prepaid, addressed to the Secretary at such offices, and shall be deemed delivered to an optionee on the date it is personally delivered to him or her or three business days after it is sent by registered or certified mail, postage prepaid, addressed to him or her at the last address shown for him or her on the records of the Company.

        (k)  APPLICABLE LAW. All questions pertaining to the validity, construction and administration of the Plan and Stock Options granted hereunder shall be determined in conformity with the laws of the Commonwealth of Pennsylvania, to the extent not superseded by federal law.

        (l)  ELIMINATION OF FRACTIONAL SHARES. If under any provision of the Plan which requires a computation of the number of shares of Common Stock subject to a Stock Option, the number so computed is not a whole number of shares of Common Stock, such number of shares of Common Stock shall be rounded down to the next whole number.

APPENDIX B

DNB FINANCIAL CORPORATION
DNB FIRST, NATIONAL ASSOCIATION
AUDIT COMMITTEE CHARTER

AUDIT COMMITTEE MISSION STATEMENT

The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The Audit Committee's primary duties and responsibilities are to:

  •
  Monitor the integrity of the Company's financial reporting process and systems of internal controls regarding finance, accounting and regulatory compliance.

  •
  Monitor the independence and performance of the Company's independent auditors and internal auditors.

  •
  Provide an avenue of communication among the independent auditors, management, the internal auditors, and the Board of Directors.

  •
  Establish and communicate to employees, management, independent internal and independent external auditors, and the Board of Directors, procedures to receive, review, retain and treat complaints and comments received by the Company and the Bank regarding accounting, internal accounting controls or auditing matters, and for the confidential, anonymous submission by Company and Bank employees of concerns regarding questionable accounting, internal accounting, control or auditing matters in accordance with Sarbanes Oxley section 301.

To effectively perform his or her role, each Committee member will obtain an understanding of the detailed responsibilities of Committee membership.

AUDIT COMMITTEE ORGANIZATION

Audit Committee members shall meet the requirements of the Exchange that the Company is listed on. The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent, non-executive directors, free from any relationship that would interfere with the exercise of his or her independent judgment. All members shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, including a balance sheet, income statement, and cash flow statement. At least one member of the Committee shall have accounting or related financial management expertise. One of the members shall be designated "Chairperson".

The Committee shall meet quarterly, or more frequently as circumstances dictate.

The Committee believes that the above mission statement sets forth its primary roles and responsibilities. In that connection, the following is meant to serve as a guide in achieving that mission.

ROLES AND RESPONSIBILITIES

Financial Statement Review Procedures

1.
Review the Company's interim financial results and annual audited financial statements prior to filing or distribution. The review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices, and judgments. Discuss with Independent Auditors its judgment about the quality, not just acceptability, of the Company's accounting principles as applied in its financial reporting.

2.
In consultation with management, independent auditors, and internal auditors, consider the integrity of the Company's financial reporting processes and controls. Discuss significant financial risk exposures and steps taken by management to monitor, control, and report such exposures.

3.
Review significant findings prepared by the independent auditors and the internal auditors together with management's responses. Gain an understanding of whether internal control recommendations made by internal and independent auditors have been implemented by management.

Independent Auditors

1.
The independent auditors are ultimately accountable to the Audit Committee and the Board of Directors. The Audit Committee shall review the independence and performance of the auditors and annually recommend to the Board of Directors the appointment of the independent auditors or approve any discharge of auditors when circumstances warrant.

2.
Review the independent auditors' timetable, scope and approach of the quarterly reviews and annual examination of the financial statements.

3.
Obtain from the independent auditors their annual communication to the Audit Committee in satisfaction of SAS 61 regarding communication with the Audit Committee, and, if applicable, any commentary on internal contracts or other recommendations.

4.
Review and discuss with the independent auditors all significant relationships they have with the Company that could impair the auditors' independence. Also ensure proper rotation of lead and concurring partners in accordance with Sarbanes Oxley section 208.

5.
Approve all non-audit services to be provided to the Company by the independent accountants in accordance with Sarbanes Oxley section 208.

Internal Auditors

1.
Approve an Annual Risk Assessment and Audit Plan developed by the internal auditors.

2.
Meet quarterly with the internal auditors to gain an understanding of the effectiveness of the internal audit function. These meetings will also serve in evaluating their performance.

3.
Review significant reports prepared by the internal auditors together with management's response and follow-up to these reports.

4.
The Audit Committee may contract for internal audit services as necessary to assess the adequacy and effectiveness of internal controls, the accuracy of management reporting and compliance with laws, regulations and Bank policy. The Audit Committee will set forth the outsourcing vendor's responsibilities in a written contract, the terms of which must comply with the "Interagency Policy Statement of Internal Audit and Internal Audit Outsourcing."

Compliance with Laws and Regulations

1.
Periodically obtain updates from management and compliance auditors regarding compliance with laws and regulations.

2.
Review the findings of any examination by regulatory agencies such as the Federal Reserve, FDIC, or Office of the Comptroller of the Currency.

3.
Be familiar with Management's response to regulatory examinations.

Other Committee Responsibilities

1.
Review and update the Audit Committee Charter annually and submit changes to the charter to the Board of Directors for approval. Ensure that the charter is included within the Corporation's proxy statement once every three years.

2.
Prepare an annual Audit Committee Report for inclusion in the Corporation's Annual Proxy Statement that states a formal audit charter has been approved and that the Audit Committee has satisfied its responsibility during the year.

3.
Perform other oversight functions as requested by the Board of Directors. Further, the Audit Committee shall have the power to conduct or authorize investigations into any matters within the Committee's scope of responsibilities.

4.
Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

5.
Meet periodically with the internal auditors, the independent accountants, and management in separate executive sessions to discuss any matters that the Committee or these groups believe should be discussed privately with the Audit Committee.

6.
Report Audit Committee actions to the Board of Directors with such recommendations, as the Audit Committee may deem appropriate.

Authority to Engage Advisors and Funding

1.
The Committee shall have the authority to engage independent counsel and other advisers as it determines necessary to carry out its duties.

2.
The Company shall provide appropriate funding, as determined by the Committee in its capacity as a committee of the Board of Directors, for payment of: (i) compensation to any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company, (ii) compensation to any independent counsel or advisers engaged by the Committee as it determines necessary to carry out its duties, and (iii) ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out the duties of the Committee.

YOUR VOTE IS IMPORTANT! Annual Meeting Materials are available on-line at: http://www.cfpproxy.com/4405 You can vote in one of three ways: 1. Call toll free 1-866-273-7485 on a Touch-Tone Phone. There is No CHARGE to you for this call. or 2. Via the Internet at http://www.rtcoproxy.com/dnbf and follow the instructions. or 3. Mark, sign and date your proxy card and return it promptly in the enclosed envelope. PLEASE SEE REVERSE SIDE FOR VOTING INSTRUCTIONS REVOCABLE PROXY DNB FINANCIAL CORPORATION ANNUAL MEETING OF SHAREHOLDERS April 25, 2012 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby constitutes and appoints Cheryl T. Burkey, Jeffrey P. Brown and A. Joseph Rubino and each or any of them, proxies of the undersigned, with full power of substitution, to vote all of the shares of DNB Financial Corporation (the "Corporation") that the undersigned may be entitled to vote at the Annual Meeting of Shareholders of the Corporation to be held at the Downingtown Country Club, located at 85 Country Club Drive, Downingtown, PA 19335, on Wednesday, April 25, 2012 at 10:00 a.m., prevailing time, and at any adjournment or postponement thereof, according to the directions (if any) shown for each item on this proxy card, as more fully described in the Proxy Statement. PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR PROVIDE YOUR INSTRUCTIONS TO VOTE VIA THE INTERNET OR BY TELEPHONE. (Continued, and to be marked, dated and signed, on the other side) FOLD AND DETACH HERE DNB FINANCIAL CORPORATION — ANNUAL MEETING, April 25, 2012 4405

For Against Abstain Date Sign above Co-holder (if any) sign above Please be sure to date and sign this proxy card in the box below. When shares are held by joint tenants, both should sign. Executors, administrators, trustees, etc. should give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer. PLEASE MARK VOTES AS IN THIS EXAMPLE X IF YOU WISH TO PROVIDE YOUR INSTRUCTIONS TO VOTE BY TELEPHONE OR INTERNET, PLEASE READ THE INSTRUCTIONS BELOW  Your vote is important! PROXY VOTING INSTRUCTIONS Shareholders of record have three ways to vote: 1. By Mail; or 2. By Telephone (using a Touch-Tone Phone); or 3. By Internet. A telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned this proxy. Please note telephone and Internet votes must be cast prior to 3 a.m., April 25, 2012. It is not necessary to return this proxy if you vote by telephone or Internet. FOLD AND DETACH HERE IF YOU ARE VOTING BY Mail Vote by Telephone Call Toll-Free on a Touch-Tone Phone anytime prior to 3 a.m., April 25, 2012: 1-866-273-7485 Vote by internet anytime prior to 3 a.m., April 25, 2012 go to http://www.rtcoproxy.com/dnbf Please note that the last vote received, whether by telephone, Internet or by mail, will be the vote counted. REVOCABLE PROXY DNB FINANCIAL CORPORATION Annual Meeting of Shareholders APRIL 25, 2012 With- For All For hold Except ON-LINE ANNUAL MEETING MATERIALS: http://www.cfpproxy.com/4405 INSTRUCTION: To withhold authority to vote for any nominee(s), mark “For All Except” and write that nominee(s’) name(s) or number(s) in the space provided below. 2. To amend the Corporation’s Amended and Restated 1995 Stock Option Plan to increase the number of shares for which options may be granted thereunder, as well as other modifications. 3. To ratify the appointment of ParenteBeard LLC as the registered public accounting firm for the year ending December 31, 2012. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE LISTED PROPOSALS. 1. The election as directors of all nominees listed (except as marked to the contrary below): Nominees: (01) Thomas A. Fillippo (02) James J. Koegel For Against Abstain